                                                                    EXHIBIT 10.6



                                                                  EXECUTION FORM








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                            EDISON BROTHERS BUILDING

                              STANDARD OFFICE LEASE

                                       FOR

                             STIFEL FINANCIAL CORP.

                                       AND

                    STIFEL, NICOLAUS & COMPANY, INCORPORATED

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




                            EDISON BROTHERS BUILDING
                              STANDARD OFFICE LEASE


                                TABLE OF CONTENTS
                                -----------------

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ARTICLE                      INDEX                                                       PAGE
-------                      -----                                                       ----
ARTICLE 1. PARTIES AND REFERENCE DATA........................................................1

ARTICLE 2. DEMISING CLAUSE...................................................................6

ARTICLE 3. TERM AND POSSESSION...............................................................6

ARTICLE 4. RENT..............................................................................8

ARTICLE 5. SECURITY DEPOSIT.................................................................11

ARTICLE 6. PERMITTED USE....................................................................11

ARTICLE 7. SERVICES.........................................................................11

ARTICLE 8. SUBLETTING AND ASSIGNMENT........................................................13

ARTICLE 9. QUIET POSSESSION AND SUBORDINATION...............................................14

ARTICLE 10. LANDLORD'S RESERVED RIGHTS......................................................15

ARTICLE 11. ALTERATIONS AND IMPROVEMENTS....................................................16

ARTICLE 12. REPAIRS AND REPLACEMENTS........................................................17

ARTICLE 13. DESTRUCTION OR DAMAGE...........................................................17

ARTICLE 14. EMINENT DOMAIN..................................................................18

ARTICLE 15. HOLDING OVER....................................................................18

ARTICLE 16. SURRENDER OF POSSESSION.........................................................19

ARTICLE 17. DEFAULT AND REMEDIES............................................................19

ARTICLE 18. BANKRUPTCY......................................................................21

ARTICLE 19. INSURANCE AND WAIVER OF RECOVERY................................................22

ARTICLE 20. TAXES ON TENANT'S PROPERTY......................................................23

ARTICLE 21. AMERICANS WITH DISABILITIES ACT.................................................23
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


ARTICLE 22. HAZARDOUS MATERIALS.............................................................23

ARTICLE 23. GENERAL PROVISIONS..............................................................24



Exhibit A                    Floor Plan

Exhibit A-1                  Signage Plan

Exhibit B                    INTENTIONALLY OMITTED

Exhibit C                    Work to be Performed on the Premises

Exhibit D                    Building Rules

Exhibit E                    Lease Commencement Agreement

Exhibit F                    Lien Waivers

Exhibit G                    Nondisturbance and Subordination Agreement

Exhibit H                    Lease Estoppel Certificate

Exhibit I                    Twelfth Floor Expansion

Addendum No. 1

                            EDISON BROTHERS BUILDING
                              STANDARD OFFICE LEASE
                              ---------------------


                                   ARTICLE 1.
                           PARTIES AND REFERENCE DATA
                           --------------------------

              As used in this Lease the following terms shall have the following meanings:

              1.1. LANDLORD: EBS Building, L.L.C., a Delaware limited liability company, having as its address for notice purposes c/o Price Waterhouse Coopers LLP, 800 Market Street, Suite 1800, St. Louis, Missouri 63101, Attn: Mr. Keith
F. Cooper, Partner.

              1.2. TENANT: Stifel Financial Corp., a Delaware corporation and Stifel, Nicolaus & Company, Incorporated, a Missouri corporation, having as their address for notice purposes (i) 500 North Broadway, Suite 1700, St. Louis, Missouri 63102, Attn.: Steve Bushmann, until the Lease Commencement Date, and
(ii) 500 Washington Avenue, Suite 900, St. Louis, Missouri 63101, Attn: Steve Bushmann thereafter (collectively referred to herein as "Tenant"). Each and every reference herein to "Tenant" shall apply to each and both of Stifel Financial Corp. and Stifel, Nicolaus & Company, Incorporated; and the representations and warranties of "Tenant" herein and the covenants and agreements of "Tenant" herein shall be deemed jointly and severally made by and enforceable against Stifel Financial Corp. and Stifel, Nicolaus & Company, Incorporated, each and both of which such parties shall be jointly and severally liable for the obligations of "Tenant" under this Lease.

              1.3. DATE OF THIS LEASE:                      September 30, 1998

              1.4. DATE OF PRELIMINARY SPACE PLAN:          October 5, 1998


                   DATE OF FINAL SPACE PLAN:                October 8, 1998
                                                            (12:00 Noon)


                   LANDLORD'S PLAN SUBMITTAL DATE
                   FOR INITIAL PREMISES:                    October 19, 1998


                   TENANT'S PLAN APPROVAL DATE
                   FOR INITIAL PREMISES:                    October 23, 1998


                   LANDLORD'S PLAN SUBMITTAL DATE
                   FOR SUBSEQUENTLY DELIVERED
                   PREMISES:                                November 2, 1998

                   TENANT'S PLAN APPROVAL DATE
                   FOR SUBSEQUENTLY DELIVERED
                   PREMISES:                                November 13, 1998

              1.5. LEASE COMMENCEMENT DATE:                 January 1, 1999
                   RENT COMMENCEMENT DATE:                  January 1, 1999
                   LEASE EXPIRATION DATE:                   December 31, 2010

              1.6. TERM:                                    Twelve (12) years

              1.7. BUILDING: The office building in the City of St. Louis, State of Missouri, known and numbered as 500 Washington Avenue, St. Louis, Missouri 63101, together with the land owned and/or leased by Landlord upon which it is situated, including all facilities and improvements thereon and consisting of 434,136 rentable square feet.

              1.8. PREMISES: Not less than 82,000 rentable square feet, located on a portion of the seventh floor and all of the eighth and ninth floors in the Building as depicted in Exhibit A of this Lease and as improved in accordance with the provisions of Exhibit C of this Lease. Landlord and Tenant hereby stipulate and agree that the eighth and ninth floors of the Building contain 32,000 rentable square feet each. Concurrent with its approval of the Final Space Plan, Landlord shall calculate the number of usable square feet in that portion of the seventh floor of the Building which constitutes part of the Premises in accordance with BOMA standards, and Landlord shall multiply such number by a load factor of 12% and add such sum to the number of usable square feet to determine the number of rentable square feet in the seventh floor Premises. Landlord shall then promptly prepare and deliver, and Tenant shall promptly countersign and return to Landlord, an acknowledgment in respect of this Lease setting forth the aggregate number of square feet constituting the Premises and any corresponding adjustments to the rental amounts payable hereunder, Tenant's Proportionate Share, the Tenant Improvement Allowance (and the portion thereof which may be expended on Move Expenses) and the number of parking spaces to be made available to Tenant.

              1.9. SUITE NUMBER: 900, FLOOR NUMBERS: 7, 8 and 9

              1.10. PERMITTED USE: General office purposes, sales of securities and investment banking services, and other lawful accessory uses.

              1.11. ANNUAL BASE RENT AND MONTHLY BASE RENT INSTALLMENT (assuming the Premises consist of 85,000 rentable square feet, but subject to adjustment as acknowledged per Section 1.8 above):

              From 01/01/1999 - 3/31/1999; Annually $ 150,000.00; Monthly
              $12,500.00, based upon a base rental rate of $15.00 per rentable square foot.
              From 04/01/1999 - 12/31/1999; Annually $ 1,275,000.00; Monthly
              $106,250.00, based upon a base rental rate of $15.00 per rentable square foot.
              From 01/01/2000 - 12/31/2000; Annually $ 1,317,500.00; Monthly
              $109,791.67,
              based upon a base rental rate of $15.50 per rentable square foot. From 01/01/2001 - 12/31/2001; Annually $ 1,360,000.00; Monthly
              $113,333.33, based upon a base rental rate of $16.00 per rentable square foot.
              From 01/01/2002 - 12/31/2002; Annually $ 1,360,000.00; Monthly
              $113,333.33, based upon a base rental rate of $16.00 per rentable square foot.
              From 01/01/2003 - 12/31/2003; Annually $ 1,402,500.00; Monthly
              $116,875.00, based upon a base rental rate of $16.50 per rentable square foot.
              From 01/01/2004 - 12/31/2004; Annually $ 1,402,500.00; Monthly
              $116,875.00, based upon a base rental rate of $16.50 per rentable square foot.
              From 01/01/2005 - 12/31/2005; Annually $ 1,445,000.00; Monthly
              $120,416.67, based upon a base rental rate of $17.00 per rentable square foot.
              From 01/01/2006 - 12/31/2006; Annually $ 1,487,500.00; Monthly
              $123,958.33, based upon a base rental rate of $17.50 per rentable square foot.
              From 01/01/2007 - 12/31/2007; Annually $ 1,530,000.00; Monthly
              $127,500.00, based upon a base rental rate of $18.00 per rentable square foot.
              From 01/01/2008 - 12/31/2008; Annually $ 1,572,500.00; Monthly
              $131,041.67, based upon a base rental rate of $18.50 per rentable square foot.


              From 01/01/2009 through 12/31/2009, Annual Base Rent due under this Lease shall be that amount equal to the number of rentable square feet constituting the Premises, as acknowledged pursuant to Section 1.8 above, times the product obtained by multiplying $16.50 by a fraction, the numerator of which shall be the CPI-U (as hereinafter defined) for December 31, 2008, and the denominator of which shall be the CPI-U (as hereinafter defined) for January 1, 1999, which Annual Base Rent shall not exceed $22.17 per rentable square foot. The Monthly Base Rent Installment shall be the amount of Annual Base Rent divided by twelve.

              From 01/01/2010 through 12/31/2010, Annual Base Rent due under this Lease shall be that amount equal to the number of rentable square feet constituting the Premises, as acknowledged pursuant to Section 1.8 above, times the product obtained by multiplying the Annual Base Rent for the immediately prior lease year by a fraction, the numerator of which shall be the CPI-U (as hereinafter defined) for December 31, 2009, and the denominator of which shall be the CPI-U for December 31, 2008, which Annual Base Rent shall not exceed $22.84 per rentable square foot. The Monthly Base Rent Installment shall be the amount of Annual Base Rent divided by twelve.

              As used herein, the term "Consumer Price Index" shall mean The Consumer Price Index for All Urban Consumers (CPI-U), All Items, U.S. City Average (1982-1984 = 100) published by the United States Department of Labor, Bureau of Labor Statistics. In the event the Consumer Price Index is not published effective as of the date(s) referred to above, then the adjustment shall be measured from the date most immediately preceding the date(s) in question. If the Consumer Price Index is changed so that the base year differs from that referenced above, the Consumer Price Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. If the Consumer Price Index is discontinued or revised during the Term, such other governmental index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Consumer Price Index had not been discontinued or revised.

              1.12. COMMERCIAL OR COMPREHENSIVE GENERAL LIABILITY INSURANCE
REQUIRED: One Million and 00/100 Dollars ($1,000,000.00).

              1.13. SECURITY DEPOSIT: None.

              1.14. TENANT'S PROPORTIONATE SHARE: The percentage determined by dividing the number of rentable square feet constituting the Premises, as acknowledged pursuant to Section 1.8 above, by 434,136 (the number of rentable square feet within the Building stipulated and agreed upon by Landlord and Tenant, based on the information made available to Landlord as of the date of this Lease).

              1.15. EXPENSE STOP AMOUNT: The Expense Stop Amount shall be the amount equal to the Expenses, as defined in Section 4.2 of the Lease, of the Building for the 1999 (01/01/99-12/31/99) calendar year.

              1.16. TAX EXPENSE STOP AMOUNT: The Tax Expense Stop Amount shall be the amount equal to Taxes as defined in Section 4.2 of the Lease, of the Building for the 1999 (01/01/99-12/31/99) calendar year, provided, however, that effective January 1, 2009 (and applicable during the remainder of the Term thereafter), the Tax Expense Stop Amount shall be increased by $1.00 per rentable square foot.

              1.17. NUMBER OF PARKING SPACES: Tenant shall have the nonexclusive use of 1 parking space per 1,000 square feet of rentable space for the Premises, as acknowledged pursuant to Section 1.8, 21 of which shall be located in the parking garage in the Building (the "Building Garage") and the remainder of which shall be located in the garage owned and operated by the Land Clearance for Redevelopment Authority of the City of St. Louis and located on City Block 118 in the City of St. Louis (the "St. Louis Centre Garage"); provided, however, that as parking spaces become available in the Building Garage as a result of Edison Brothers Stores' exercise of its right to vacate and surrender portions of its premises in the Building, for every parking space in the Building Garage vacated and surrendered by Edison Brothers Stores after the Lease Commencement Date, Landlord shall offer Tenant, by notification in writing of the availability of substitute parking for each parking space surrendered by Edison Brothers Stores, 1 parking space in the Building Garage in exchange for 1 parking space in the St. Louis Centre Garage. Tenant shall then have the right to accept such offer and thereby substitute up to 21 (in the aggregate, over the Term) parking spaces located in the St. Louis Centre Garage for parking spaces in the Building Garage so long as Tenant responds to Landlord in writing within five (5) business days of Tenant's receipt of notice of the availability of said substitute spaces. All of the parking spaces shall be unreserved. Landlord and Tenant hereby acknowledge that five (5) of the parking spaces in the Building Garage to be provided to Tenant are considered "double" parking spaces (by length or by width) and the same shall be counted as two (2) parking spaces for purposes of allocating parking spaces to Tenant under this Lease; such double spaces shall be specifically designated from time to time for Tenant's use. The other eleven (11) spaces in the Building Garage are "single" parking spaces and shall not be specifically designated for Tenant's use. In the event Tenant elects to substitute parking spaces in the St. Louis Centre Garage for parking spaces in the Building Garage pursuant to the procedures described above, the first five (5) spaces to be offered to Tenant shall be "single" parking spaces and the remaining sixteen spaces to be so offered to Tenant shall consist of four (4) "double" parking spaces and eight (8) "single" parking spaces, in such order as Landlord may elect. Parking spaces in the parking garage in the Building are accessible 24 hours per day, seven days per week (subject to interruptions for maintenance and the like) at no additional charge. From and after the Lease Commencement Date, Landlord covenants to perform those obligations of the tenant under the lease for the St. Louis Centre Garage which, if not performed, would give the landlord thereunder the right to terminate such lease. Parking spaces in the St. Louis Centre Garage shall be available during normal downtown business hours as referenced in the lease for the St. Louis Centre Garage. To the extent any of the parking spaces surrendered by Edison Brothers Stores in the St. Louis Centre Garage (in connection with a reduction in the size of its premises in the Building or a termination of its lease) are designated by Edison Brothers Stores as being entitled to exiting privileges without charge on a twenty-four (24) hour basis pursuant to Section IX.D. of the lease for the St. Louis Centre Garage, Landlord shall make such space(s) available to Tenant in substitution for, and not in addition to, parking spaces otherwise made available to Tenant in the St. Louis Centre Garage hereunder until such time as one (1) out of every five (5) spaces furnished to Tenant in the St. Louis Centre Garage is entitled to such exiting privileges. In the event landlord and/or manager of the St. Louis Centre Garage imposes a charge for exiting privileges after normal downtown business hours as referenced in the lease for the St. Louis Centre Garage, Tenant shall have the right to surrender the use of all or any portion of the parking spaces in the St. Louis Centre Garage which are subject to such charge (which surrender shall reduce, accordingly, the number of parking spaces to which Tenant is entitled hereunder). Tenant may exercise this right only by giving Landlord thirty (30) days prior written notice and by delivering to Landlord within such thirty (30) day period the parking access cards for such spaces. Subject to Landlord's receipt of the parking access cards, Tenant's obligation to pay for such spaces hereunder shall terminate concurrent with the expiration of such thirty (30) day period.

              1.18. INITIAL MONTHLY RENT PER PARKING SPACE: $85.00 through December 31, 1999. Thereafter, at any time and for time to time, the monthly rent per parking space shall be subject to increase in amounts equal to the lesser of market rate increases for comparable parking in the downtown St. Louis market (as determined by Landlord) or three percent (3%) annually, calculated on a cumulative basis.

              1.19. ADDENDUM: Addendum No. 1, consisting of 4 pages, incorporated herein by this reference.

              1.20. BROKERS: Name of Landlord's broker: Insignia/ESG, Inc.; Party responsible for payment: Landlord. Name of Tenant's broker: Pace Properties Incorporated; Party responsible for payment: Landlord. Landlord shall pay Pace Properties Incorporated on behalf of Tenant a commission equal to three and one-half percent (3.5%) of the Base Rent for the first five (5) years of the Lease and one and one-half percent (1.5%) of the Base Rent for the seven (7) years of the Lease (assuming a Base Rent of $16.50 per rentable square foot for years eleven and twelve), payable in two (2) equal installments, due on the date of execution of the Lease and on the Lease Commencement Date.

               1.21. EXHIBITS: The following Exhibits attached to this Lease are incorporated herein by this reference.

                     Exhibit A. Floor Plan
                     Exhibit A-1. Signage Plan
                     Exhibit B. INTENTIONALLY OMITTED
                     Exhibit C. Work to be Performed on the Premises Exhibit D. Building Rules
                     Exhibit E. Certificate of Occupancy
                     Exhibit F. Lien Waivers
                     Exhibit G. Nondisturbance and Subordination Agreement Exhibit H. Lease Estoppel Certificate
                     Exhibit I. Twelfth Floor Expansion
                     Addendum No. 1

              1.22. STORAGE AREA: Approximately 4,200 useable square feet of storage space located on the Seventh Floor of the Building, as depicted in Exhibit A of this Lease. See Section 23.32 of the Lease.

                                   ARTICLE 2.
                                 DEMISING CLAUSE
                                 ---------------

              Landlord, for and in consideration of the rents, covenants and agreements hereinafter mentioned and hereby agreed to be paid, kept and performed by Tenant, does hereby lease to Tenant, and Tenant does hereby lease from Landlord, the Premises on the terms and conditions contained herein.

                                   ARTICLE 3.
                               TERM AND POSSESSION
                               -------------------

              3.1. TERM. The Term shall commence on the Lease Commencement Date and shall continue until the Lease Expiration Date, unless earlier terminated as provided herein, provided that if Tenant, with Landlord's prior permission, occupies the Premises (or any part thereof) prior to the Lease Commencement Date, then the Term shall also include the period from the date of occupancy to the Lease Commencement Date.

              3.2. POSSESSION. On or prior to January 1, 1999, Landlord shall deliver to Tenant possession of that portion of the Premises comprising approximately 10,000 square feet located on the eighth floor of the Building (the "Initial Premises"). On or prior to April 1, 1999, Landlord shall deliver to Tenant possession of the remainder of the Premises (the "Subsequently Delivered Premises"). Landlord shall use reasonable efforts to so deliver the Premises by such dates, subject to Section 23.11 of this Lease and subject to Tenant's compliance with the Approval Procedures (as hereafter defined in Exhibit C to this Lease). The Initial Premises and the Subsequently Delivered Premises shall together constitute the Premises. Tenant acknowledges that it shall have no right to use or occupy the Subsequently Delivered Premises prior to April 1, 1999 except as expressly set forth below. Tenant may move its personal property into the Subsequently Delivered Premises in areas designated by Landlord during each of the weekends of March 1999, as long as such activity does not interfere with Landlord's construction of the Tenant Improvements. Landlord shall offer reasonable cooperation to Tenant in connection with Tenant's move into the Premises, provided, however, that such cooperation shall be without cost to Landlord. Tenant's move into the Premises shall not unreasonably interfere with any other tenant's or occupant's use or enjoyment of its premises in the Building. If the Initial Premises are not ready for occupancy on or prior to the Lease Commencement Date, this Lease shall nevertheless continue in effect, but
(a) Rent (as hereinafter defined) with respect to such portion of the Initial Premises which is not ready for occupancy shall abate (on a pro rata basis) until such portion of the Initial Premises is ready for occupancy, and (b) the Lease Expiration Date shall be extended for a period commensurate with such period of Rent abatement, if any, with respect to the Initial Premises, and Landlord shall have no other liability whatsoever on account thereof. If the Subsequently Delivered Premises are not ready for occupancy on or prior to April 1, 1999, this Lease shall nevertheless continue in effect, but (a) Rent with respect to such portion of the Subsequently Delivered Premises which is not ready for occupancy shall abate, (b) the Lease Expiration Date shall be extended for a period commensurate with such period of Rent abatement, if any, with respect to the Subsequently Delivered Premises, (c) Landlord shall reimburse Tenant for any increase in base rent payable by Tenant in its current premises at 500 North Broadway, St. Louis, Missouri (which reimbursement obligation shall not, however, exceed One Thousand Two Hundred Ninety-Eight and 63/100 Dollars ($1,298.63) per day), and Landlord shall have no other liability whatsoever on account thereof. Rent shall not be abated, nor shall Landlord be obligated to reimburse Tenant for any increase in base rent payable by Tenant in its current premises at 500 North Broadway, St. Louis, Missouri, if the Initial Premises or the Subsequently Delivered Premises are not ready for occupancy because of the failure to complete the installation of special items ordered by Tenant or because of any delay resulting from Tenant's failure to submit plans on or prior to Tenant's Plan Approval Dates in accordance with Exhibit C or Tenant's failure otherwise to comply with the Approval Procedures, or resulting from changes or additions to Tenant's plans after the initial submission. The determination of Landlord's architect for the Tenant Improvements shall be set forth in writing and shall be final as to whether the Premises are ready for occupancy. Tenant's taking possession of any portion of the Premises shall be conclusive evidence that such portion of the Premises was in good order and satisfactory condition when Tenant took possession, except as to latent defects and damage caused by Tenant or Tenant's agents. On the date on which Tenant takes possession of the Initial Premises, the parties shall execute a Lease Commencement Agreement in the form attached hereto as Exhibit E confirming the Lease for the Initial Premises and Rent Commencement Date for the Initial Premises and setting forth any incomplete items (if any), but failure to execute such document shall not in any manner affect the obligations of the parties hereunder.

              3.3. INTENTIONALLY OMITTED.

              3.4. BUILDING PLANNING. If (i) during the two (2) years from the date the Subsequently Delivered Premises are ready for occupancy, Tenant exercises the expansion rights set forth in Section 23.34.a hereof, and such expansion encompasses all or a portion of the Storage Area or (ii) at any time if Landlord requires the Storage Area for use in connection with the lease of the sixth floor of the Building to another tenant or (iii) at any time after the first two (2) years of the Term, if Landlord requires the Storage Area for use in conjunction with another suite or for other reasons connected with the Building planning program, Landlord shall have the right, upon notifying Tenant in writing, to move the Storage Area to other space in the Building, at Landlord's sole cost and expense, and the terms and conditions of this Lease shall remain in full force and effect, save and excepting that a revised Exhibit A and B shall become part of this Lease and shall reflect the location of the new space and Article 1 of this Lease shall be amended to include all correct data as to the new space. In effecting such move, Landlord shall use reasonable efforts not to disturb Tenant's ongoing business operations in any material respect.

              3.5. COMMON AREAS. The "common areas" in the Building shall mean such areas as are provided and maintained by Landlord from time to time as areas for use by Tenant in common with Landlord and other tenants or occupants of the Building. The portions of the common areas of the Building affording entrance into the Building and access to the elevators serving the floors on which the Premises are located shall be maintained and configured in a manner reasonably determined by Landlord to afford substantially equivalent access and prestige to the manner and means of access and prestige offered by such portions of the common areas as of the date of this Lease. Tenant shall have the nonexclusive right to use the from time to time common areas in common with other tenants in the Building and subject to the Building Rules (which Landlord shall use reasonable efforts to enforce in a non-discriminatory manner).

              3.6. COMMUNICATIONS DISH. Tenant shall have the right, at Tenant's sole cost and expense and subject to all applicable rules, regulations and ordinances of the City of St. Louis or any other applicable governmental or quasi-governmental agency or authority, to place a communications dish on the roof of the Building. Such installation shall be in strict accordance with plans and specifications approved by Landlord. Upon termination of the Lease, Tenant shall, at its sole cost and expense, remove the communications dish and all ancillary connections from the Building and restore the roof of the Building pursuant to the terms of Article 16 of this Lease. Any and all construction with respect to the installation and removal of the communications dish shall be performed by a contractor selected by Tenant and approved by Landlord and a representative of Landlord shall supervise the installation or removal. Tenant's installation and use of such communications dish may not interfere with other communications or transmission equipment utilized by other tenants of the Building.

              Landlord shall use reasonable efforts to cause or request other tenants of the Building to use their respective communications or transmissions equipment, if any, in a manner that does not interfere with Tenant's use of Tenant's communications dish.

                                   ARTICLE 4.
                                      RENT
                                      ----

              4.1. RENT. Commencing on the Rent Commencement Date, Tenant shall pay the Annual Base Rent specified in Article 1 to Landlord at the location designated from time to time by Landlord in the Monthly Base Rent Installment specified in Article 1 in advance, on, or prior to the first day of each and every month during the Term without set off or deduction whatsoever. The rent for any partial month shall be prorated on the basis of the number of days in such month and shall be paid on the first day of such partial period.

              4.2. ADJUSTMENTS TO RENT. The Annual Base Rent shall be adjusted from time to time in accordance with this section to reflect increases in the Expenses of operating the Building, as defined in Section 4.3, and increases in Taxes on the Property or the Building, as defined in Section 4.4. The Annual Base Rent including the adjustments made pursuant to this section and the rent for the Storage Space referred to in Section 23.32 is referred to in this Lease as the "Rent". As used herein ("Tenant's Proportionate Share") shall be a fraction, the numerator of which is the rentable area of the Premises and the denominator of which is the total rentable area of the Building. If the Expenses in any period during the Term commencing after December 31, 1999 exceed the Expense Stop Amount, Annual Base Rent shall be adjusted to include Tenant's Proportionate Share of the amount Expenses that exceed the Expense Stop Amount. If the Taxes in any period during the Term commencing after December 31, 1999 exceed the Tax Expense Stop Amount, Annual Base Rent shall be adjusted to include Tenant's Proportionate Share of such excess. Tenant shall not be responsible for any payment of Expenses pursuant to this Article 4 during 1999, and Tenant shall not be responsible for any payment of Taxes pursuant to this
Article 4 during 1999. For 1999 and for each year of the Term thereafter, Expenses shall be calculated in accordance with consistently applied accounting practices on a grossed-up basis reflecting the variable Expenses of the Building (including the gross revenue component of the management fee) for each calendar year as if the Building was the greater of (i) the actual percentage of occupancy of the Building (calculated on a weighted average using the average monthly occupancy for each month of the calendar year) or (ii) ninety five percent (95%) occupied; provided, however, if the gross-up percentage for any calendar year, other than 1999, is as set forth in (i) above, for each calendar year in which such percentage is used, such percentage shall also be used to gross-up retroactively Expenses for 1999. Only those component Expenses that are affected by variations in occupancy levels may be so adjusted.

              Within one hundred eighty (180) days after the end of each calendar year (or portion thereof) during the Term, Landlord will provide Tenant with a written notice ("Statement") setting forth the amount of any adjustments to Annual Base Rent together with a statement of Expenses and Taxes for the previous calendar year. The Statement shall contain sufficient detail to permit Tenant to duplicate Landlord's calculation of Expenses and Taxes, together with any gross-up, and Tenant's Proportionate Share thereof. Within thirty (30) days following receipt of the Statement, Tenant shall pay to Landlord as additional rent: (a) the adjustment to Annual Base Rent of the previous calendar year after credit for any estimated payments which Tenant has made pursuant to this section; and (b) an estimated adjustment to Annual Base Rent for the months which have elapsed in the current calendar year based on the previous calendar year's increase in Expenses and/or Taxes and Landlord's good faith projection of the increase in Expenses and/or Taxes during the current calendar year after credit for any estimated payments made by Tenant pursuant to this section. Commencing with the month following the month in which the Statement is dated and continuing until such time as Tenant receives Landlord's next Statement, the Monthly Base Rent Installments shall be adjusted to include Tenant's Proportionate Share of any Expenses and/or taxes in excess of the Expense Stop Amount based on Expenses for the previous year and taxes in excess of the Tax Expense Stop Amount based on Taxes for the previous year and Landlord's good faith projection of the increase in Expenses and Taxes for the current calendar year. The adjusted portion of the payments of Annual Base Rent as so adjusted with respect to Expenses shall be credited against the actual

Expenses as shown in Landlord's next Statement. Similarly, the adjusted portion of the payments of Annual Base Rent as so adjusted with respect to Taxes shall be credited against the actual Taxes as shown in Landlord's next Statement. If the next Statement shows that Tenant has overpaid and if Tenant is not then in default, Landlord shall credit such overpayment against the next accruing payments of Rent until the overpayment is reduced to zero. The obligation to pay the adjustments to Annual Base Rent shall survive any termination of the Term. Notwithstanding anything contained in this Section 4.2, the Annual Base Rent payable by Tenant shall in no event at any time be less than the Annual Base Rent specified in Article 1 hereof. The adjustment to Annual Base Rent payable under this section shall be payable in respect of all periods during the Term, including any portion of the Term prior to the Rent Commencement Date.

              4.3. EXPENSES. "Expenses" shall mean all expenses and costs of operating the Building, including, without limitation, the following costs: (a) wages of all on-site employees (including employment taxes and fringe benefits);
(b) janitorial labor and materials; (c) costs of building security personnel and materials; (d) electricity, gas, sewer, water, trash disposal and other utilities; (e) maintenance and repairs (including maintenance and service contracts); (f) landscaping maintenance; (g) insurance premiums; (h) capital improvements to the extent necessary to comply with applicable governmental rules and regulations; (i) expense of building management fees; (j) capital expenses which reduce any component cost of Expenses (such cost to be reasonably amortized by Landlord (over the useful life of the capital item) and (k) legal and accounting fees and expenses. Expenses shall not include: (w) costs of alterations of any tenant's premises; (x) principal and interest payments on loans made on the security of the Building; (y) costs of capital expenditures (except as provided above in the this section); and (z) leasing commissions. If the Building is not fully leased or if Landlord is not providing standard building services to all tenants during any calendar year, actual Expenses shall be adjusted to reflect a fully serviced and leased Building (in the manner described in Section 4.2) for the purpose of making the adjustment to Annual Base Rent.

              4.4. TAXES. "Taxes" shall mean (a) real estate and personal property taxes assessed on the Building and personal property of the Landlord therein, including any increases in real estate taxes as any partial or full tax relief which presently may be afforded to the Building expires, and further including any tax imposed as a substitute for or supplement to presently existing real estate and/or personal property taxes; and (b) reasonable expenses of Landlord in attempting to reduce or limit real estate and/or personal property taxes (any refunds to be credited against taxes in the year received). Landlord and Tenant hereby expressly acknowledge and agree that the Tax Expense Stop Amount is hereby increased by $1.00 per rentable square foot effective January 1, 2009, as set forth in Section 1.16.

              4.5. INSPECTION RIGHTS. During the Term and upon ten (10) days prior written notice to Landlord, Tenant or Tenant's designee shall have the right, during normal business hours, to inspect at the Landlord's office in the Building, Landlord's books and records with respect to Expenses and Taxes within ninety (90) days of Tenant's receipt of the Statement. Landlord shall cooperate with Tenant in any such inspection of Landlord's books and records, and shall, if requested by Tenant make available a member of its staff to explain any entries in such books and records. Tenant may, at Tenant's expense, make copies of any such books or records not designated as confidential by Landlord; provided, however, that such materials may not be disclosed by Tenant to any other person or entity without Landlord's consent. Unless Tenant asserts specific error(s) within ninety (90) days of Tenant's receipt of the Statement, the Statement shall be deemed to be correct. In the event Landlord concurs with Tenant's determination of specific error(s) in the Statement and if Tenant is not then in default or thereafter in the event such default is cured within the applicable cure period, Landlord shall credit any overpayment against the next accruing payments of Rent until the overpayment is reduced to zero, or if the Term of this Lease has ended, Landlord shall repay such amount to Tenant. If Tenant's inspection of the books and records show that Tenant overpaid its proportionate share of Expenses and Taxes by more than three percent (3%), then Landlord shall pay to Tenant Tenant's reasonable out-of-pocket costs of conducting the inspection (not to exceed $2,000 in each instance).

                                   ARTICLE 5.
                                SECURITY DEPOSIT
                                ----------------

              INTENTIONALLY OMITTED.

                                   ARTICLE 6.
                                  PERMITTED USE
                                  -------------

              Tenant shall use and occupy the Premises only for the Permitted Use. Tenant agrees that from and at all times after the date of delivery of the Subsequently Delivered Premises, occupancy of the Premises shall not exceed one
(1) person per 200 rentable square feet on any floors which are not fully occupied by Tenant. Tenant and all persons permitted by Tenant to come upon the Premises or the Storage Area shall comply with the Building Rules and with such reasonable modifications thereof as Landlord may make from time to time. Landlord shall use reasonable efforts to enforce the Building Rules in a non-discriminatory manner. Landlord shall not be liable for any nonobservance of the Building Rules by any other person. Tenant shall not make or permit to be made any use of the Premises or the Storage Area which is forbidden by applicable law or governmental regulation or which may be dangerous to persons or property or which may invalidate or increase the premium cost of any policy of insurance carried on the Building.

                                   ARTICLE 7.
                                    SERVICES
                                    --------

              7.1. BUILDING STANDARD SERVICES. Landlord at Landlord's expense shall furnish: (a) heat and air conditioning to provide a seasonable temperature (subject to governmental regulations) for normal occupancy and use of the Premises under normal business operations daily Monday through Friday from 8:00 A.M. to 6:00 P.M., Saturdays from 8:00 A.M. to 1:00 P.M., Sundays and the following holidays excepted: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day ("Normal Business Hours"); (b) cold water from the public supply for drinking, lavatory and toilet purposes and hot water for lavatory purposes from regular Building supply drawn through fixtures installed by Landlord; (c) janitor service and customary cleaning in and about the Premises (private kitchens, eating areas and restrooms excepted, provided Landlord shall remove trash from such areas)

Monday through Friday (holidays excepted) comparable to standard janitor service furnished by other comparable buildings in the vicinity of the Building (Tenant shall not provide any janitor services or cleaning without Landlord's prior consent); (d) passenger elevator service in common with other tenants at reasonable times (freight elevator service will be made available by Landlord upon reasonable notice by Tenant); (e) window washing of all exterior windows in the Premises, both inside and out, at reasonable intervals (but, with respect to the outside of such windows, no less frequently than two times per year); (f) electrical service at those points of connection provided and installed by Landlord and in the manner and to the extent deemed by Landlord to be standard; and (g) 24 hour on site security personnel. Tenant shall have no right of access to and within the Building for the installation or operation of systems for the provision of electrical service to the Premises for part or all of Tenant's electrical energy requirements without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall report to Landlord any deficiency in the services provided by Landlord or Landlord's agents, which services shall be comparable in quality to services provided in comparable office buildings in the vicinity of the Building.

              7.2. OVER BUILDING STANDARD SERVICES. If Tenant occupies the Premises after Normal Business Hours, Tenant shall reimburse Landlord for the increased expenses of providing utilities and other services necessary to operate the Building during such hours, including but not limited to, increased expenses for heating, air conditioning, security service, Building employees' overtime and any additional janitorial service. After Normal Business Hours heating, ventilating and air conditioning will be available to Tenant at Tenant's expense at a cost of $25.00 per hour per floor, subject to actual cost increases thereof to Landlord as reasonably calculated by Landlord at any time and from time to time. Tenant shall have the right to request such other services after Normal Business Hours and Landlord shall use reasonable efforts to make such services available to Tenant at reasonable costs. Landlord shall use reasonable efforts to advise Tenant as to when Tenant's occupancy of the Premises after Normal Business Hours will result in additional charges to Tenant under this Section 7.2 in addition to the foregoing HVAC charge.

              The maximum installed electric load on the Premises shall not exceed: (i) electricity drawn from Building standard receptacles: 3 watts per usable square foot in the Premises per hour; and (ii) Building standard lighting: 2.5 watts per usable square foot in the Premises per hour; provided, however, that the specified wattage capacity set forth in clause (i) may be increased from 3 to 4 watts for each floor of the Building on which the Premises are situated at Tenant's written request in conjunction with the construction of the Tenant Improvements. Tenant shall contribute the sum of Six Thousand Dollars ($6,000.00) for each floor of the Building on which it desires to have such wattage increased. Tenant's written request for such increase must be submitted to Landlord by not later than five (5) days prior to Landlord's Plan Submittal Date for the Subsequently Delivered Premises. Tenant's contribution to such costs may be charged against the Tenant Improvement Allowance.

              Normal electrical consumption on the Premises is as follows: (i) electricity drawn from Building standard receptacles: 3 watts per usable square foot in the Premises per hour; (ii) Building standard lighting: 2.5 watts per usable square foot in the Premises per hour; and (iii) Building standard heating, ventilating and air conditioning is designed to offset 4.5 watts per usable square foot in the Premises per hour. Tenant will not be allowed to exceed any of the maximum installed electric load in the Premises as herein referenced. If Tenant's usage of electricity exceeds normal electrical consumption, Tenant is responsible for all expenses associated with such excess electrical consumption. Landlord reserves the right to install submeters or to conduct an electric consumption audit to determine electrical consumption on the premises at the expense of Landlord. A master meter if desired by Tenant may be installed at Tenant's expense in a manner approved by Landlord. Landlord shall have access to such metering devices at all reasonable times and shall prepare a separate monthly statement of the excess utilities used by such equipment based on the utility rates established from time to time by the public utility furnishing such service. Tenant shall pay the amounts shown on such statements to Landlord within fifteen (15) days of receipt. Should Tenant fail to promptly pay for such service, Landlord may discontinue furnishing such service, which shall not be deemed an eviction (actual or constructive) or a disturbance of Tenant's possession, use and quiet enjoyment of the Premises. Tenant agrees that Landlord shall not be liable for damages resulting from such discontinuance, nor shall Tenant be relieved from the performance of any of Tenant's covenants or obligations under this Lease.

              Landlord, by furnishing any of the above services, shall not be deemed to have warranted the same to be free from any interruption or discontinuance that is beyond the reasonable control of the Landlord or which may result from occasional damage or malfunctions of equipment and distribution facilities. Any such interruption or discontinuance shall not constitute an eviction (actual or constructive) or a disturbance of Tenant's possession, use or quiet enjoyment of the Premises. If, due to any Landlord work or installation under this Lease or Landlord's failure to perform its obligations under this Lease, (i) Tenant is unable for at least five (5) consecutive business days to operate its business in the Premises in substantially the same manner as its business was operated before the work, installation or Landlord's failure, (ii) the interruption occurs during Tenant's business hours, and (iii) the work or installation is either (x) in the public area of the Premises or (y) Tenant is unable, after using reasonable efforts, to relocate its employees and property so as to continue to operate its business, Rent shall be abated on a per diem basis in the proportion that the area of the Premises that is unusable bears to the total area of the Premises. Tenant agrees that Landlord shall not be liable for damages resulting from any such interruption or discontinuance, nor shall Tenant be relieved of the performance of any of Tenant's covenants or obligations under this Lease except as expressly set forth above.

                                   ARTICLE 8.
                            SUBLETTING AND ASSIGNMENT
                            -------------------------

              Tenant shall not by operation of law or otherwise, without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, assign, hypothecate, mortgage, encumber or convey this Lease or any interest in or under it, or to sublet, or otherwise permit occupancy by any other person or entity of all or any portion of the Premises or Storage Area. Tenant acknowledges and agrees that it shall not be deemed unreasonable for Landlord to refuse its consent to any proposed assignee or subtenant (i) whose reputation or financial condition is unacceptable to Landlord; (ii) who is currently a tenant in the Building; or (iii) who is or has been in active good faith negotiation with Landlord or its agent within the last ninety (90) days for comparable space in the Building. For the purposes of this section any transfer of stock in a corporate tenant or any transfer of an interest in a partnership tenant in which a transfer of control of the corporation or partnership is effected shall not be deemed to be an assignment of this Lease requiring the prior written consent of Landlord. Any document purporting to sublet the Premises and/or the Storage Area or assign Tenant's interest in this Lease shall be of no force or effect unless the same shall bear the written consent of Landlord. No subtenant or assignee shall use the Premises for any purpose other than the Permitted Use. No permitted sublease or assignment shall in any way release Tenant from Tenant's primary liability under this Lease. If Tenant desires the consent of Landlord to sublease or assign, at least thirty (30) but no more than one hundred twenty (120) days prior to the date on which Tenant desires the assignment or sublease to be effective (the "Transfer Date") Tenant must submit the proposed sublease or assignment to Landlord for Landlord's approval, together with the following documents: (a) a detailed description of the portion of the Premises and/or the Storage Area proposed to be sublet (which must be a single, self-contained unit (the "Space"); (b) a complete financial statement of the subtenant or assignee with an authorization to verify the same; (c) a declaration by the subtenant or assignee as to the type of business to be carried out and the number of employees to occupy the Space; (d) payment of a $200 fee for processing of the sublease or assignment documents; (e) proof of payment of all leasing commissions, if applicable; and (f) executed lease estoppel certificates from Tenant and the proposed subtenant or assignee in the Building standard form. If Tenant is permitted to sublease at a base rent in excess of that provided for herein, or if Tenant is permitted to assign its interest in this Lease for any consideration whatsoever, such excess or such consideration (net of any subletting or assignment costs, including commissions, paid by Tenant and approved in writing by Landlord in connection with such permission to sublease or assign) shall be paid by Tenant to Landlord as received. Tenant shall pay all of Landlord's out-of-pocket costs and expenses, including reasonable attorneys' fees, relating to any such proposed assignment or subletting.

                                   ARTICLE 9.
                       QUIET POSSESSION AND SUBORDINATION
                       ----------------------------------

              Landlord covenants and agrees with Tenant that so long as Tenant is not in default hereunder, Tenant shall peaceably and quietly enjoy the Premises through the Term without hindrance or molestation by anyone claiming through or under Landlord, subject, however, to the terms of this Lease. This Lease is subject and subordinate to all present or future financial encumbrances on the Building and to all modifications and replacements thereof and to all advances made or hereafter to be made on the security thereof, and is further subject to all present and future easements, conditions and encumbrances of record, and to all applicable laws, ordinances and governmental rules and regulations (hereinafter, with the above described financial encumbrances, collectively called the "Conditions"). Landlord shall use its reasonable efforts to obtain from the holder of any deeds of trust or mortgages affecting the Building a non-disturbance and subordination agreement substantially in the form of Exhibit G attached hereto and incorporated herein by reference. Such non-disturbance and subordination agreement shall provide that, so long as Tenant is not in default under this Lease, Tenant's use and enjoyment of the Premises in accordance with all the material terms of this Lease shall not be disturbed or materially diminished by reason of any foreclosure of any first deed of trust. If Tenant is not furnished with such non-disturbance and subordination agreement from the holder of any deed of trust or mortgage hereafter affecting the Building or leasehold thereof, this Lease shall not be subordinate to such deed of trust or mortgage. Landlord shall not, in any event, be liable to

Tenant for any failure to deliver the requested non-disturbance and subordination agreement. If Landlord obtains and delivers the requested non-disturbance and subordination agreement, the rights of Tenant under this Lease shall be and are subject and subordinate at all times to the lien of any deed of trust or mortgage hereafter in force against the Building, and to all advances made or hereafter to be made upon the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Except as expressly set forth above, this Article 9 is self-operative and no further instrument of subordination shall be required. In confirmation of such subordination Tenant shall promptly execute such further instruments as may be requested by Landlord. Tenant hereby irrevocably authorizes Landlord to execute and deliver in the name of Tenant any such instrument if Tenant fails to do so and Landlord shall provide Tenant with a copy of any document so executed and delivered by Landlord (with an additional copy sent to Tenant to the attention of the "Legal Department"). If any purchaser at a foreclosure sale (including any mortgagee by purchase or by deed in lieu of foreclosure) becomes the owner of the Premises, Tenant will attorn to and recognize such entity's becoming such owner for all purposes in place of the Landlord named in this Lease; provided that there shall be no credit given by such entity to Tenant for any Rent which has been prepaid more than one (1) month in advance.

                                   ARTICLE 10.
                           LANDLORD'S RESERVED RIGHTS
                           --------------------------

              Landlord reserves the following rights: (a) to change the name of the Building (beyond the change contemplated in Section 23.35 hereof), provided that without Tenant's consent Landlord may not change the name of the Building so long as Tenant continues to exclusively lease and occupy (excluding any assignment or subletting of the Premises by Tenant in accordance with the provisions of the Lease) a minimum of 82,000 rentable square feet in the Building as the Premises, as acknowledged pursuant to Section 1.8 above; (b) to maintain signs on the interior and exterior of the Building; (c) to designate and control all sources furnishing Building related services to tenants; (d) at any time during the Term (if Tenant has vacated the Premises) and otherwise during the last year of the Term, to display "for rent" signs on and exhibit and otherwise prepare the Premises for reoccupancy; (e) to retain passkeys to all doors within and into the Premises; (f) during the last year of the Term to exhibit the Premises to prospective lessees; (g) to grant to anyone the exclusive right to conduct any particular business in the Building; (h) to close the Building after Normal Business Hours and on legal holidays and to affect such reasonable security measures as Landlord may deem appropriate and in the best interests of the Building and tenants; subject, however, to Tenant's right to admittance under such reasonable security regulations as Landlord may prescribe from time to time; (i) to approve the weight, size, and location of safes or other heavy objects, which objects may be moved in, about or out of the Building or Premises and/or the Storage Area only at such times and in such manner as Landlord shall direct, and in all events at Tenant's sole risk and responsibility; (j) to take any and all measures necessary or desirable for the operation, safety, protection or preservation of the Building, including repairs, alterations, decorations, additions or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and installation of an energy management system to more accurately monitor and control heat, ventilating and air conditioning in the Building, and during the continuance of any such work to temporarily close doors, entry ways, public spaces and corridors in the Building and to interrupt or temporarily suspend Building services or facilities; and (k) to change the street address of the Building as required by law or regulation. Landlord may enter upon the Premises and may exercise any or all of the foregoing rights without being deemed guilty of an eviction (actual or constructive) or disturbance of Tenant's use or possession and without being liable in any manner to Tenant and without abatement of rent or affecting of Tenant's obligations hereunder.

                                   ARTICLE 11.
                          ALTERATIONS AND IMPROVEMENTS
                          ----------------------------

              Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed, make any alterations, improvements or additions to the Premises and/or the Storage Area (hereinafter referred to as a "Change"). Tenant's reconfiguration of its office units shall not require Landlord's consent unless such reconfiguration results in alterations to the Building's HVAC, electrical, plumbing or other utility systems. If Landlord consents to a Change it may impose such conditions with respect thereto as Landlord, acting in its reasonable discretion, deems appropriate, including without limitation, requiring Tenant to furnish Landlord security for the payment of all costs to be incurred in connection with the Change, insurance against liabilities which may arise out of such work naming Landlord as an additional insured together with all necessary permits for such Change. The work necessary to make the Change shall be done at Tenant's expense by employees or contractors hired by Landlord except to the extent that Landlord may agree otherwise, and shall be performed in such manner and at such times as Landlord shall direct to minimize disturbance to other tenants. Tenant shall promptly pay, when due, the cost of all such work and of all decorating required by reason thereof. Tenant shall also pay to Landlord a percentage of the cost of such work (such percentage to be established on a uniform basis for the Building by Landlord from time to time and shall not, in any event, exceed ten percent (10%) of the cost of such work if there shall be no general contractor selected and paid by Tenant, approved by Landlord and retained for such work, or five percent (5%) of the cost of such work if there shall be such a general contractor selected and paid by Tenant, approved by Landlord and retained for such work) sufficient to reimburse Landlord for all expenses arising from Landlord's involvement with such work. Upon completion of such work, Tenant shall deliver to Landlord, if payment is made directly to contractors by Tenant, evidence of payment, contractors affidavits and full and final waivers of all liens for labor, services or materials (in the form attached hereto as Exhibit
F), and Tenant shall defend and hold Landlord and the Building harmless from all costs, damages and liens and expenses related to such work. In connection with such work Tenant shall never be deemed an agent of Landlord. All work done by Tenant or Tenant's contractors shall be done in a good and workmanlike manner using only good grades of materials and shall comply with all insurance requirements and all Conditions. Tenant's contractors may not utilize any non-union or other employees or procedures which might delay, hinder or otherwise interfere with Landlord's construction activities in or management of the Building. In consideration of Landlord's consent to such Change, any Change shall (without further compensation to Tenant) become Landlord's property at the termination of the Term, and shall, unless Landlord requests otherwise, be relinquished to Landlord in good condition, ordinary wear excepted.

                                  ARTICLE 12.
                            REPAIRS AND REPLACEMENTS
                            ------------------------

              Landlord, at Landlord's expense, shall maintain and keep in good condition the Premises, the Storage Area and Building, except for damage to the Premises, the Storage Area or the Building caused by acts or omissions of Tenant, Tenant's agents, employees, contractors, guests or invitees, in which event Tenant, subject to the provisions of Section 19.2 hereof, will bear the cost of such maintenance or repair. Tenant, at Tenant's expense, shall at all times keep the Premises and Storage Area in a clean, safe and tenantable condition and in good order, repair and appearance and Landlord shall have the right to approve the means and methods employed in performance of such work. If Tenant does not do so Landlord may (but need not) restore the Premises and Storage Area to a clean, safe and tenantable condition, and Tenant shall pay the cost thereof forthwith upon being billed by Landlord. This Section shall not apply to damage or destruction and condemnation proceedings otherwise provided for in this Lease. In the event emergency repairs are required within the Premises and Tenant is unable to contact Landlord after diligent and persistent efforts so to do and Landlord is otherwise unaware of such emergency, Tenant may perform Landlord's repair obligations within the Premises as set forth herein. Such repairs shall be performed in a good and workmanlike manner using materials of a quality comparable to the materials used in the construction of the Premises and the Building generally. During the performance of such repairs (and thereafter, until Tenant is able to contact Landlord), Tenant shall endeavor to notify Landlord that Tenant has undertaken to make such repairs on Landlord's behalf and Landlord shall have the right to assume the performance of such repairs at any time. Any such repairs undertaken by Tenant shall be performed in a manner so as not to interfere with any other tenant's access to or use and occupancy of its premises within the Building. Landlord shall reimburse Tenant for the reasonable costs of said repairs within thirty (30) days of Landlord's receipt of an invoice for same. For the purpose of this Article 12, an "emergency" necessitating such repairs shall not be deemed to exist unless Tenant reasonably determines that there is an imminent threat of harm to any person or an imminent threat of material damage to Tenant's property located in the Premises.

                                   ARTICLE 13.
                              DESTRUCTION OR DAMAGE
                              ---------------------

              If all or a substantial portion of the Premises be rendered untenantable, inaccessible or unsafe by fire or other casualty, or portions of the Building exclusive of the Premises are damaged or a system therein is damaged in such a way as to render the Premises untenantable by fire or other casualty, and if it is reasonably anticipated that even though undertaken and pursued with all due diligence it will require more than six (6) months to repair the damaged area, or if the Building or Premises are damaged by an uninsured casualty, (i) Landlord may terminate this Lease as of the date of such casualty by notice to Tenant given within thirty (30) days after such occurrence, and (ii) if such casualty occurs during the last twelve (12) months of the Term and is not caused by an act or omission of Tenant, Tenant may terminate this Lease as of the date of such casualty by notice to Landlord given within thirty (30) days after such occurrence. If neither Landlord nor Tenant elects to terminate this Lease, Landlord shall proceed with all due diligence to repair the damaged area at Landlord's expense and the Rent shall abate as to that portion of the Premises which is untenantable for so long as the same shall remain untenantable. If this Lease is terminated pursuant to this section, Rent shall be apportioned on a per diem basis and paid to the date of the casualty. If the Premises are partially damaged by fire or other casualty but are not rendered substantially untenantable taking into consideration Tenant's normal use of the Premises, then Landlord shall proceed with all due diligence to repair the Premises and the Rent shall not abate.

                                   ARTICLE 14.
                                 EMINENT DOMAIN
                                 --------------

              If the whole of the Building or the whole of the Premises shall be taken by the exercise of the power of eminent domain or pursuant to any agreement in lieu of the exercise of such power (hereinafter called a "Condemnation Proceeding"), then this Lease shall terminate as of the date of the taking of possession by or the vesting of title in the condemning authority (such date being hereinafter called the "Taking Date"). If less than the whole of the Building or less than the whole of the Premises shall be taken in a Condemnation Proceeding, Tenant may at Tenant's option terminate this Lease as of the Taking Date by giving notice of Tenant's exercise of such option within sixty (60) days after the Taking Date, provided that as a result of such taking Landlord shall have determined that the Premises (or the remaining portion thereof) may no longer be adequately used for the Permitted Use. If a portion of the Premises shall be taken and Tenant shall not exercise Tenant's option to terminate this Lease or if such taking shall not give rise to such option to terminate, then this Lease shall terminate on the Taking Date only as to that portion of the Premises so taken but shall remain in full force and effect with respect to that portion of the Premises not so taken, and the Rent and other charges payable by Tenant hereunder shall be reduced in the ratio in which the diminution of the rentable square footage of the Premises following the Taking Date shall bear to the rentable square footage thereof immediately prior to such Taking Date. Except as otherwise ordered by the court in a Condemnation Proceeding, all income, rent, awards or interest derived from any Condemnation Proceeding shall belong to and be the property of Landlord, but this shall not preclude Tenant from making an independent claim for the value of Tenant's personal property which Tenant is entitled to remove under this Lease and Tenant's relocation expenses in such Condemnation Proceeding provided that such claim does not result in a reduction of Landlord's award.

                                   ARTICLE 15.
                                  HOLDING OVER
                                  ------------

              If Tenant without the consent of Landlord retains possession of the Premises, the Storage Area or any part thereof after termination of the Term, Tenant shall pay to Landlord Rent at a rate equal to (i) one hundred thirty-three percent (133%) of the Rent payable for the month immediately preceding the commencement of said holding over computed on a per month basis for the first month or portion of the first month (without reduction for such partial month) that Tenant remains in possession, (ii) one hundred sixty-seven percent (167%) of the Rent payable for the month immediately preceding the commencement of said holding over computed on a per month basis for the second month or portion of the second month (without reduction for such partial month) that Tenant remains in possession, and (iii) two hundred percent (200%) of the Rent payable for the month immediately preceding the commencement of said holding over computed on a per month basis for each month or part thereof (without reduction for any partial month) that Tenant remains in possession after the second month; and in addition thereto, in the event Tenant remains in possession of the Premises or any part thereof for a period in excess of three (3) months after termination of the Term of this Lease, Tenant shall pay Landlord all direct and consequential damages sustained by reason of Tenant's retention of possession. Such retention of possession shall constitute a month to month lease terminable in accordance with law.

                                   ARTICLE 16.
                             SURRENDER OF POSSESSION
                             -----------------------

              Upon the termination of the Term Tenant shall immediately surrender the Premises (together with any Changes) and the Storage Area to Landlord in good order, repair and condition, ordinary wear and casualty losses for which Tenant is not responsible pursuant to the terms of this Lease excepted, and shall remove all vaults (as directed by Landlord), office furniture and equipment, trade fixtures and other items of Tenant's property on the Premises and the Storage Area. Tenant shall pay Landlord upon demand the cost of repairing any damage to the Premises, the Storage Area and to the Building caused by any such removal. If Tenant fails or refuses to remove any such property from the Premises, the Storage Area or the Building, Tenant shall be conclusively presumed to have abandoned the same and Landlord may dispose of the same without incurring any liability therefor.

                                   ARTICLE 17.
                              DEFAULT AND REMEDIES
                              --------------------

              If Tenant shall default in the payment of any installment of the Rent or in the payment of any other sum required to be paid by Tenant under this Lease and such default shall continue for five (5) days after notice from Landlord that payment thereof is due, or if Tenant shall default in the observance or performance of any of the other covenants or conditions in this Lease which Tenant is required to observe or perform and such default shall continue for thirty (30) days after written notice to Tenant, or if a default involves a hazardous condition (meaning the existence of an imminent threat of harm to any person or imminent threat of material damage to the Building or any part thereof or of material damage to any personal property within the Building) and is not cured by Tenant immediately upon written notice to Tenant, or if the interest of Tenant in this Lease shall be levied upon under execution or other legal process, or if any voluntary petition in bankruptcy or for corporate reorganization or any similar relief shall be filed by Tenant, or if any involuntary petition in bankruptcy shall be filed against Tenant under any federal or state bankruptcy or insolvency act and shall not have been dismissed within ninety (90) days following the filing thereof, or if a receiver shall be appointed for Tenant or any of the property of Tenant by any court and such receiver shall not be dismissed within ninety (90) days from the date of appointment, or if Tenant shall make an assignment for the benefit of creditors, or if Tenant shall admit in writing Tenant's inability to meet Tenant's debts as they mature, or if Tenant shall abandon the Premises, then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease and thereupon at Landlord's option may, without notice or demand of any kind to Tenant or any other person, exercise one or more of the following described remedies, in addition to all other rights and remedies provided at law or in equity:

                      (a) Landlord may terminate this Lease and the estate
              created hereby, in which event Landlord may forthwith repossess the Premises and the Storage Area and be entitled to recover forthwith, in addition to any other sums or damages for which Tenant may be liable to Landlord as damages, an amount, if any, equal to the Rent which would have been payable during any period of rent-free occupancy provided to Tenant by this Lease, the cost of all leasing commissions paid by Landlord in connection with this Lease, the cost to Landlord of the initial leasehold improvements to the Premises, and all other amounts paid to or on behalf of Tenant in connection with Tenant's entry into this Lease and occupancy of the Premises and the Storage Area (including without limitation any moving cost allowance, payments on lease(s) assumed by Landlord, payment for preparation of floor plans and the like), including Landlord's interest expense thereon, together with a sum of money equal to the excess of the value of the Rent provided to be paid by Tenant for the balance of the Term over the fair market rental value of the Premises, after deduction of all anticipated expenses of reletting for said period.

                      (b) Landlord may terminate Tenant's right of possession
              and may repossess the Premises and Storage Area by forcible entry or unlawful detainer suit, by taking peaceful possession or otherwise without terminating this Lease, in which event Landlord may, but shall be under no obligation to, relet the same for the account of Tenant, for such rent and upon such terms as shall be satisfactory to Landlord. For the purpose of such reletting, Landlord is authorized to decorate, repair, remodel or alter the Premises. If Landlord shall fail to relet the Premises, Tenant shall pay to Landlord as damages a sum equal to the amount of the Rent reserved in this Lease for the balance of the then-existing Term of this Lease. If the Premises are relet and a sufficient sum shall not be realized from such reletting after paying all of the costs and expenses of all decoration, repairs, remodeling, alterations and additions and the expenses of such reletting to satisfy the Rent provided for in this Lease and the amounts recoverable (including broker's fees) by Landlord from Tenant pursuant to subparagraph (a) of this paragraph, Tenant shall satisfy and pay the same upon demand therefor from time to time. Landlord may file suit to recover any sums falling due from time to time and no suit or recovery of any portion due Landlord hereunder shall be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord.

No waiver of any default by Tenant shall be implied from any omission by Landlord to take any action on account of said default if such default persists or shall be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and then only for the time and to the extent therein stated. No failure of Landlord to exercise any power given Landlord hereunder or to insist upon strict compliance with any obligation hereunder and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. In the event of a default by Tenant under this Lease which continues beyond any applicable cure period, Landlord shall use reasonable efforts to mitigate its damages in accordance with the laws of the State of Missouri. The provisions of this Section shall survive any termination of this Lease.

                                   ARTICLE 18.
                                   BANKRUPTCY
                                   ----------

              If a petition is filed by or against Tenant for relief under the bankruptcy laws of the United States (the "Bankruptcy Code"), and Tenant (including for the purposes of this section Tenant's successor in bankruptcy, whether a trustee or Tenant as debtor in possession) assumes and proposes to assign, or proposes to assume and assign, this Lease pursuant to the provisions of the Bankruptcy Code to any person or entity who has made or accepted a bona fide offer to accept an assignment of this Lease on the terms acceptable to Tenant, then notice of the proposed assignment setting forth (a) the name and address of the proposed assignee, (b) all of the terms and conditions of the offer and proposed assignment, and (c) the adequate assurance to be furnished by the proposed assignee of the proposed assignee's future performance under this Lease, shall be given to Landlord by Tenant no later than twenty (20) days after Tenant has made or received such offer, but in no event later than ten (10) days prior to the date on which Tenant applies to a court of competent jurisdiction for authority and approval to enter into the proposed assignment. Landlord shall have the prior right and option, to be exercised by notice to Tenant given at any time prior to the date on which the court order authorizing such assignment becomes final and non-appealable, to receive an assignment of this Lease upon the same terms and conditions, and for the same consideration, if any, as the proposed assignee, less any brokerage commission which may otherwise be payable out of the consideration to be paid by the proposed assignee for the assignment of this Lease. If this Lease is assigned pursuant to the provisions of the Bankruptcy Code, Landlord: (i) may require from the assignee a deposit or other security for the performance of assignee's obligations under this Lease in an amount substantially the same as would have been required by Landlord upon the initial leasing to a tenant similar to the assignee; and (ii) shall be entitled to receive as additional Rent, any amounts received by Tenant in connection with such assignment. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or documentation to have assumed all of the Tenant's obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption. No provision of this Lease shall be deemed a waiver of Landlord's rights or remedies under the Bankruptcy Code to oppose any assumption and/or assignment of this Lease, or to regain possession of the Premises if this Lease has neither been assumed nor rejected within sixty (60) days after the date of the order for relief or within such additional time as a court of competent jurisdiction may have fixed. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502(b)(6) of the Bankruptcy Code.

                                   ARTICLE 19.
                        INSURANCE AND WAIVER OF RECOVERY
                        --------------------------------

              19.1 INSURANCE. Tenant shall at all times during the Term maintain in full force and effect with respect to the Premises (a) commercial or comprehensive general liability insurance (on an occurrence and not claims-made basis) having the limits set forth in Article 1 hereof, (b) all risk property insurance upon all property owned or used by Tenant in the Premises in an amount not less than the full replacement cost thereof, (c) workers' compensation and employer's liability insurance in form and in at least the minimum amount required by law, (d) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder and (e) such other coverage as may be reasonably required by Landlord or any mortgagee of the Building, each in the standard form generally of use in the State of Missouri by a company reasonably satisfactory to Landlord. The amount of such insurance coverage shall be subject to increase upon the reasonable request of Landlord. Such insurance shall be subject to modification, exhaustion or cancellation only upon ten (10) days notice to Landlord. Tenant, at or prior to the Lease Commencement Date, and thereafter not less than thirty (30) days prior to the expiration of any such policy, shall furnish Landlord with an endorsement to such insurance, such endorsement to be in a form reasonably acceptable to Landlord and any mortgagee of the Building and, at the request of Landlord, to name Landlord and any such mortgagee as an additional insured.

              19.2. WAIVER OF RECOVERY. Landlord and Tenant hereby mutually waive any and all rights of recovery against one another for real or personal property loss or damage occurring to the Premises or to the Building or any part thereof or any personal property located therein from perils which are able to be insured against in standard fire and extended coverage, vandalism and malicious mischief and sprinkler leakage insurance contracts (commonly referred to as "All Risk") issued in the State of Missouri (whether or not such insurance actually is carried). Such release shall include any deductible or self insured retention. Landlord and Tenant shall request their insurance carriers to consent to a waiver of all rights of subrogation against each other by inclusion of such a clause in their respective policies or by endorsement thereto.

              19.3. INDEMNITY BY TENANT. Subject to the foregoing limited waiver, Tenant shall defend and indemnify Landlord and save Landlord harmless from and against any and all claims against Landlord arising from (a) Tenant's use or occupancy of the Premises or the conduct of Tenant's business or from any activity, work or thing done, permitted or suffered by Tenant in or about the Premises or Building, (b) the nonperformance of any covenant or agreement on Tenant's part to be performed pursuant to the terms of this Lease or (c) any act or negligence of Tenant or of any of Tenant's agents, contractors, employees, invitees or licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in any such claim or in any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord, covenants to resist or defend at Tenant's expense such action or proceeding by counsel reasonably satisfactory to Landlord; provided, however, that the provisions of this Section 19.3 shall not be construed to make Tenant responsible for loss, damage, liability or defense resulting from injuries to third parties to the extent caused by the negligence of Landlord or Landlord's contractors, licensees, employees, guests and invitees.

              19.4. LANDLORD'S INSURANCE. Landlord shall at all times maintain in full force and effect with respect to the Building commercial or comprehensive general liability insurance having the limits set forth in Article 1 hereof.

                                   ARTICLE 20.
                           TAXES ON TENANT'S PROPERTY
                           --------------------------

              Tenant shall be liable for and shall pay before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in the Premises and/or the Storage Area. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Building is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessments, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event, at Tenant's sole cost and expense, Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, any amount so recovered to belong to Tenant.

                                   ARTICLE 21.
                         AMERICANS WITH DISABILITIES ACT
                         -------------------------------

              Landlord shall be responsible for compliance with the requirements of the Americans with Disabilities Act (the "ADA") with respect to the Building shell, lobbies, restrooms (including Building standard restrooms on floors fully occupied by Tenant), and other common areas of the Building, and agrees to hold Tenant harmless with respect to failure by Landlord to fulfill Landlord's obligations under the ADA with respect to those areas. Tenant shall be responsible for compliance with the requirements of the ADA with respect to the Premises and the Storage Area, and the use and occupancy of the Premises and the Storage Area by Tenant, and agrees to hold Landlord harmless with respect to failure by Tenant to fulfill Tenant's obligations under the ADA with respect to the occupancy and use of the Premises and the Storage Area.

                                   ARTICLE 22.
                               HAZARDOUS MATERIALS
                               -------------------

              The Building was constructed in compliance with the codes and regulations in effect at the time of construction. Landlord agrees to comply with all applicable laws and regulations relating to hazardous materials associated with the Building structure and common areas. The foregoing does not relate to compliance with laws or regulations which are applicable to the use or occupancy of premises in the Building by individual tenants or the conduct of such tenant's business in those premises and compliance with those laws and regulations shall be the sole responsibility of the individual tenants. As of the date of this Lease, to the best of Landlord's knowledge, the Premises contain no asbestos and Landlord has received no notice with respect to the Building from any governmental agency of any violation of the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), Resource Conservation and Recovery Act ("RCRA") or any similar law or regulation in effect in the State of Missouri. Tenant agrees to comply with all applicable laws and regulations relating to hazardous materials and Tenant shall not use, store, dispose of, or generate any such materials in, on or about the Premises, the Storage Area, or the Building except as customarily used for general office purposes, which materials may be utilized and subsequently disposed of only in strict compliance with all applicable laws and regulations and insurance requirements applicable to the Building.

                                   ARTICLE 23.
                               GENERAL PROVISIONS
                               ------------------

              23.1. COSTS AND EXPENSES OF ENFORCEMENT: If Tenant or Landlord brings any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises and the Storage Area, the losing party shall reimburse the prevailing party for the reasonable fees and costs of attorneys, including the reasonable fees and costs of investigators and experts engaged in connection with such action and reasonable fees, costs and expenses incurred in connection with any appeal, all of which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not the action is prosecuted to judgment. The "prevailing party" shall be the party that prevails in obtaining a remedy or relief which most nearly reflects the remedy or relief which that party sought.

              23.2. LATE FEES: All amounts due Landlord under this Lease shall be considered past due for the purposes hereof on the fifth (5th) day after the due date and shall bear interest from such date until paid at an annual rate equal to four percent (4%) in excess of the then publicly announced Prime Rate of Mercantile Bank National Association, St. Louis, Missouri, or its successor (the "Bank') which rate shall change as and when such Prime Rate shall be changed by such Bank, or the highest lawful rate, whichever is less. If the Bank no longer exists, then in such event, Landlord may designate another bank doing business in the City or County of St. Louis, Missouri to determine the Prime Rate for purposes of this section. Further, on the second occasion and each subsequent occasion in any calendar year during the Term on which an installment of Rent has not been received by Landlord within five (5) days after the Rent's due date, Landlord shall be entitled, as a service charge, to a fee of five percent (5%) of the amount of the Monthly Rent then due hereunder.

              23.3. NOTICES: All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) certified or registered United States mail, postage prepaid, or (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, and (c) by telecopier (with answer back acknowledged), addressed if to Landlord at Landlord's address set forth in Article 1 hereof, or at such other address designated from time to time by Landlord, with a copy to Landlord's property management agent, per Landlord's from time to time written notification to Tenant on or after the date of this Lease, or if to Tenant, at Tenant's address set forth in Article 1 hereof, or at such other address designated from time to time by Tenant, with a courtesy copy to Tenant's attorney, per Tenant's from time to time written notification to Landlord on or after the date of this Lease, provided that such copy shall be a courtesy copy only and failure to provide such courtesy copy shall have absolutely no effect or entitle Tenant to any remedy whatsoever. Any notice duly given to Tenant shall be effective whether or not the courtesy copy was given to Tenant's attorney. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of expedited prepaid delivery and telecopy, upon the first attempted delivery on a Business Day.

              23.4. LANDLORD'S RIGHT TO TRANSFER INTEREST: Landlord has the right to transfer Landlord's interest in the Building and in this Lease, and upon any such transfer Landlord shall automatically be released from all liability under this Lease, and Tenant shall look solely to such transferee for the performance of Landlord's obligations hereunder. Landlord may assign Landlord's interest in this Lease to a mortgage lender as additional security provided that such assignment shall not release Landlord from Landlord's obligations hereunder and Tenant shall continue to look solely to Landlord for the performance of Landlord's obligations hereunder.

              23.5. ENTIRE AGREEMENT: This Lease, together with the Exhibits referenced in Article 1 and Addendum(s), if any, constitutes the entire agreement between the parties with respect to the subject matter hereof, and shall be binding upon the parties hereto and their respective heirs, personal representatives, executors, successors and permitted assigns, as the case may be. All terms used in this Lease shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the context may require.

              23.6. APPLICABLE LAW AND PARTIAL INVALIDITY: This Lease shall be governed by and enforced in accordance with the laws of the State of Missouri. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision.

              23.7. AMENDMENT: This Lease may not be altered, amended, modified, or extended except by written instrument signed by Landlord and Tenant.

              23.8. WAIVER: The waiver by either Landlord or Tenant of any breach of any term, condition or covenant of this Lease shall not be deemed to be a waiver of any subsequent breach of the same or any other term, condition or covenant of this Lease. No failure either by Landlord or Tenant to take action against the other party hereto on account of any failure by such party to perform any of such party's obligations under this Lease shall be deemed to be a waiver by the non-defaulting party, except only where the non-defaulting party has provided to the other party a written waiver, signed by the non-defaulting party.

              23.9. BROKERAGE: Each of the parties hereto warrants to the other that, except as set forth in Article 1 hereof, such party has not obligated the other party for any finders', brokers' or other agents' commission, fees or other remuneration in connection with this Lease; and each party shall indemnify and hold the other party harmless from and against any and all claims for such fees alleged to have been incurred by such party.

              23.10. LEASE ESTOPPEL CERTIFICATE: Tenant from time to time, upon not less than ten (10) days prior written request by Landlord, will promptly deliver to Landlord a duly executed Lease Estoppel Certificate in the Building standard form (attached hereto as Exhibit H).

              23.11. FORCE MAJEURE: Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials, governmental restrictions, regulations or controls, enemy or hostile government action, civil commotion, fire or other casualty or other causes beyond the reasonable control of the party required to perform shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage, except for the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease.

              23.12. LEASE TERMINATION: This Lease may be terminated only in accordance with its terms, and no unilateral termination by Tenant not expressly established in writing within this Lease and no voluntary surrender of this Lease by Tenant shall be effective unless such termination or surrender shall be accepted by Landlord in writing.

              23.13. RELATIONSHIPS: Nothing contained in this Lease shall be deemed to constitute or be construed to create any relationship between Landlord and Tenant other than that of lessor and lessee.

              23.14. AUTHORITY: With respect to each entity constituting the Tenant, such entity hereby covenants and warrants that (a) it is validly existing and duly organized; (b) it is duly authorized to do business in the State of Missouri; (c) the person executing this lease on behalf of such entity is an officer of such entity duly authorized by such entity to sign and execute this Lease on such entity's behalf; (d) this Lease is a valid and binding obligation of such entity, enforceable in accordance with the Lease's terms; and
(e) no approval from any other party is necessary prior to such entity's execution of this Lease or performance of such entity's duties hereunder. Landlord hereby covenants and warrants that (a) Landlord is duly authorized to do business in the State of Missouri; (b) Landlord is validly existing and duly organized in the State of Delaware; (c) Landlord is authorized to enter into and perform the obligations to Landlord under this Lease; (d) this Lease is a valid and binding obligation of Landlord, enforceable in accordance with the Lease's terms; and (e) no approval from any other party is necessary prior to Landlord's execution of this Lease or performance of Landlord's duties hereunder.

              23.15. NON-BINDING UNLESS SIGNED: Submission of the form of this Lease for examination shall not bind Landlord in any manner, and no lease or other obligation of Landlord shall arise until this instrument is signed by both Landlord and Tenant, approved by the holder of any mortgage, deed of trust or other financial encumbrance on the Building having such approval rights, and delivery is made to each party.

              23.16. RIGHTS: No rights to any view or to light or air over any property, whether belonging to Landlord or any other person are granted to Tenant by this Lease.

              23.17. INTENTIONALLY OMITTED.

              23.18. LEASE PAYMENTS: Landlord shall have the right to apply payments received from Tenant pursuant to this Lease (regardless of Tenant's designation of such payments) to satisfy obligations of Tenant hereunder in such order and amounts as Landlord in Landlord's sole discretion may elect.

              23.19. INTENTIONALLY OMITTED.

              23.20. LANDLORD'S LIABILITY: Notwithstanding any other provision hereof to the contrary, Landlord or Landlord's agents shall not be liable for any damage to property entrusted to employees or agents of Landlord, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place or resulting from dampness or any other cause whatsoever. Landlord or Landlord's agents shall not be liable for interference with the light or other incorporeal hereditaments, nor shall Landlord be liable for any latent defect in the Premises or the Storage Area or in the Building. Tenant shall give reasonably prompt notice to Landlord in case of fire or accidents in the Premises or the Storage Area or in the Building or of defects therein or in the fixtures or equipment. It is expressly understood and agreed that none of Landlord's covenants, undertakings and agreements under this Lease are made or intended as personal covenants, undertakings or agreements by Landlord, and any liability for damage or breach or nonperformance by Landlord shall be collectible only out of Landlord's interest in the Building, and no personal liability is assumed by or at any time may be asserted against Landlord.

              23.21. CONFIDENTIALITY: The terms and conditions of this Lease are confidential and may not be disclosed by Tenant or Landlord or their respective representatives to any third parties (other than such party's attorneys, accountants and advisors) without the prior written consent of the other, except to the extent disclosure is necessary in order to comply with applicable governmental laws, rules or regulations, including securities laws.

              23.22. TENANT'S FINANCIAL STATEMENTS: At any time during the Term, Tenant shall, upon ten (10) business days prior written notice from Landlord, provide Landlord with a current financial statement and financial statements two
(2) years prior to the current financial statement year. Such statement shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

              23.23. LANDLORD'S DEFAULT: In the event of any default on the part of Landlord, Tenant shall give notice by certified mail to any holder of a financial encumbrance covering the Building who has requested such notice(s) by written notice to Tenant (or Landlord shall have requested same on behalf of such holder), whose address shall have been furnished to the Tenant, and shall offer such holder a reasonable opportunity to cure the default, including time to obtain possession of the Building by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

              23.24. SIGNAGE: Tenant shall have the right to have signage installed by Landlord in the locations depicted on Exhibit A-1 to this Lease (the "Signage Plan"), which signage shall be subject to compliance with all applicable laws, statutes, rules, regulations and ordinances.

              All such signs shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed.

              Landlord shall provide an allowance (the "Signage Allowance") for up to Twenty Five Thousand and 00/100 Dollars ($25,000.00) of the cost of Tenant's signage described in paragraphs a, b and c of Exhibit A-1 (excluding the cost of electrical connections for said signage, which cost Landlord agrees to pay without charge to such allowance). The Signage Allowance shall be accounted for by Landlord concurrently with the distribution of the Tenant Improvement Allowance pursuant to Exhibit C to this Lease. Tenant shall be responsible for any cost in excess of Twenty-Five Thousand and 00/100 Dollars ($25,000.00), which excess may be deducted from the Tenant Improvement Allowance or else shall be paid to Landlord on demand.

              With respect to signage on and within the Building, however, Landlord hereby agrees as follows: (a) no present or future tenant in the Building engaged primarily in the sale or issuance of securities, other than Tenant, shall have the right to exterior signage or any interior signage, other than directory signage, which is visible from the exterior of the Building or which is located within the portion of the common areas on the second floor of the Building to the St. Louis Centre Garage (provided it is hereby understood and agreed that for purposes of this prohibition no other tenant shall be considered "engaged primarily in the sale or issuance of securities" unless such sales and issuances shall generate in excess of 50% of the gross revenues of such tenant generated from activities and operations within its leased premises in the Building for any fiscal year of such tenant during the Term of this Lease); and (b) any tenant exterior signage on the side of the Building facing Broadway shall be at an elevation below the elevation at which Tenant is permitted to maintain signage pursuant to Paragraph a of Exhibit A-1 of this Lease, and any tenant exterior signage on the side of the Building facing Washington shall be at an elevation below the elevation at which Tenant is permitted to maintain signage pursuant to Paragraph c of Exhibit A-1 of this Lease.



                   BALANCE OF THIS PAGE IS INTENTIONALLY BLANK

              23.25. WAIVER OF TRIAL BY JURY: Landlord and Tenant hereby agree not to elect a trial by jury of any issue triable of right by jury, and waive any right to trial by jury fully to the extent that any such right shall now or hereafter exist with regard to the claim, counterclaim or other action arising in connection therewith. This waiver of right to trial by jury is given knowingly and voluntarily by the parties, and is intended to encompass individually each instance and each issue to which the right to a trial by jury would otherwise accrue. Landlord or Tenant, as the case may be, is hereby authorized to file a copy of this paragraph in any proceeding as conclusive evidence of this waiver by the other party.

              23.26. HEADINGS: The Article and/or Section headings and the Table of Contents in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

              23.27. TIME OF THE ESSENCE: Time is of the essence with respect to the performance and observance of all of the terms, covenants and conditions hereof.

              23.28. LANDLORD'S FEES. Whenever Tenant requests Landlord to take any action or give any consent required or permitted under this Lease, Tenant shall reimburse Landlord for Landlord's reasonable costs incurred in reviewing the proposed action or consent, including, without limitation, reasonable out-of-pocket attorneys', engineers' or architects' fees, within ten days after Landlord's delivery to Tenant of a statement of such costs. Tenant shall be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.



                   BALANCE OF THIS PAGE IS INTENTIONALLY BLANK

              23.29. TELECOMMUNICATIONS. Tenant and its telecommunications companies, including, but not limited to, local exchange telecommunications companies and alternative access vendor services companies, shall have no right of access to and within the Building for the installation and operation of telecommunications systems, including, but not limited to, voice, video, data and any other telecommunications services provided over wire, fiber optic, microwave, wireless and any other transmission systems, for part or all of Tenant's telecommunications within the Building and from the Building to any other location without Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

              23.30. DISCLAIMER OF IMPLIED WARRANTIES. Landlord expressly disclaim any implied warranty that the Premises are suitable for Tenant's intended commercial purpose, and Tenant's obligation to pay rent and additional rent hereunder is not dependent upon the condition of the Premises or the performance by Landlord of its obligations hereunder, and, except as otherwise expressly provided herein, Tenant shall continue to pay the rent and additional rent, without abatement, setoff or deduction, notwithstanding any breach by Landlord of its duties or obligations hereunder, whether express or implied.



                   BALANCE OF THIS PAGE IS INTENTIONALLY BLANK

              THIS CONTRACT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

              IN WITNESS WHEREOF, the undersigned have caused this Lease to be signed and delivered on their behalf on the dates set forth below.

TENANT:

STIFEL FINANCIAL CORP.


By:     /s/ Charles R. Hartman
   ---------------------------------------
   Name:  Charles R. Hartman
   Title:  Secretary

Date: September 30, 1998


STIFEL, NICOLAUS & COMPANY, INCORPORATED


By:     /s/ Charles R. Hartman
   ---------------------------------------
   Name:  Charles R. Hartman
   Title:  Secretary

Date:  September 30, 1998


LANDLORD:

EBS BUILDING, L.L.C.

BY:  PricewaterhouseCoopers LLP, its Manager


By:     /s/ Keith F. Cooper
   ---------------------------------------
   Name:  Keith F. Cooper
   Title:  Partner

Date:  September 30, 1998

                                    EXHIBIT A
                                   FLOOR PLAN
                                   ----------

389251

                                   EXHIBIT A-1
                                  SIGNAGE PLAN
                                  ------------


              Subject to the terms and conditions of Section 23.24 of the Lease, on or prior to the Lease Commencement Date (subject to Section 23.11 of the Lease) Landlord shall, with the cooperation of Tenant as directed by Landlord and at the cost of Tenant (except for the Signage Allowance provided by Landlord as set forth in Section 23.24 of the Lease), install or cause to be installed the following signage:

              a. BROADWAY ENTRANCE. Tenant shall have the exclusive right to signage within the stone band at the base of the semi-circle where the name "Edison Brothers Stores, Inc." is currently located (and where the Building name will be located upon the change of such name as contemplated under Section 23.35 of the Lease or as otherwise permitted under Article 10 of the Lease). Tenant's sign shall be within the "band" within the outer edge of the round columns located directly below said band, and the font of said signage shall be limited in height to 13" letters. Tenant shall have the right, subject to the foregoing limitations, to back-light this signage. Such signage shall be subject to receipt of applicable governmental approvals.

              b. AIRSHAFT AT THE CORNER OF BROADWAY AND WASHINGTON. Tenant shall have the exclusive tenant right to signage and a "Dow" ticker on the north and east sides of the Building airshaft located at the corner of Broadway and Washington, provided, however, that (i) the font of said signage shall be limited in height to 6" letters on the airshaft, (ii) any such signage must be approximately the same size as the openings on the airshaft and (iii) any such signage shall not interfere with the ventilating system for the Building garage. Such signage shall be subject to receipt of applicable governmental approvals.

              c. WASHINGTON STREET ENTRANCE. Tenant shall have the right to place signage on the Building facade between the brick area where the Building name is located and the glass area at the Washington Street entrance to the Building, and the font of said signage shall be limited in height to 9" letters. Such signage shall be subject to receipt of applicable governmental approvals.

              Subject to the terms and conditions of Section 23.24 of the Lease, on or after the Lease Commencement Date, (i) in the event Landlord installs a monument sign at the St. Louis Centre entrance to the Building, Tenant shall have the right (at Tenant's cost, to be paid to Landlord on demand) to have its name appear on said monument sign and its position near the top of said monument sign shall be determined in accordance with the amount of space leased by Tenant in proportion to other tenants in the Building, and (ii) in the event Landlord installs a monument or similar style sign at any point around the perimeter of the Building, Tenant shall have the right (at Tenant's cost, to be paid to Landlord on demand) to have its name appear on said sign and its position near the top of said sign shall be determined in accordance with the amount of space leased by Tenant in proportion to other tenants in the Building. Such signage shall be subject to receipt of applicable governmental approvals.

              Drawings are attached hereto and made a part of this Exhibit A-1 generally depicting the exterior signage proposed in paragraphs a, b and c above, and showing the relationship of such exterior signage to the exterior Building signage initially proposed by Landlord.

              In the event the locations or other features of the exterior signage described in paragraphs a, b and c of this Exhibit A-1 to the Lease (the "Stifel Signage") shall not be permissible under applicable laws, statutes, rules, regulations or ordinances, Landlord and Tenant agree as follows:

                   (i) Landlord and Tenant acknowledge that, inter alia, permits and approvals for the Stifel Signage must first be obtained from the appropriate St. Louis City (the "City") authorities in compliance with the City Code, and that similar permits and approvals will be sought for Landlord's exterior Building name identification signage initially proposed by Landlord and shown on the drawings appended to this Exhibit A-1 for informational purposes (the "Landlord's Building Signage"). Landlord and Tenant agree to assist and cooperate with each other to prepare and present the applications necessary to obtain permits and approvals (including, without limitation, any requisite zoning variances) for such signage.

                   (ii) With respect to the Stifel Signage described in paragraph a of this Exhibit A-1 and the Landlord's Building Signage on the Broadway side of the Building, if only one sign is permitted, Landlord and Tenant agree that such sign will include the name "Stifel Nicolaus" in substantial conformity with paragraph a of this Exhibit A-1 (the "Stifel Broadway Sign"), unless the City shall require as a condition to issuance of the required permits and approvals for the Stifel Broadway Sign that the name of the Building be changed to include the name "Stifel Nicolaus" in some manner. In such event, except to the extent the parties shall mutually agree in writing otherwise, Landlord and Tenant agree that Landlord shall install no signage on the exterior Broadway side of the Building or the Washington side of the Building (including, without limitation, Landlord's Building Signage) unless and until the requisite permits and/or approval shall be obtained to authorize the installation of the Stifel Broadway Sign on the Broadway side of the Building without changing the name of the Building to include "Stifel Nicolaus" in some manner.

                   (iii) With respect to the Stifel Signage described in paragraph b of this Exhibit A-1 and the Landlord's Building Signage on the airshaft, if only one sign is permitted, Landlord and Tenant agree that such sign will include the name "Stifel Nicolaus".

                   (iv) With respect to the Stifel Signage described in paragraph c of this Exhibit A-1 and the Landlord's Building Signage on the Washington side of the Building, if only one sign is permitted, Landlord and Tenant agree that such sign will be the Landlord's Building Signage.

              If, notwithstanding the efforts of Landlord and Tenant pursuant to paragraph (i) of this Exhibit A-1, by the date of delivery of the Subsequently Delivered Premises Landlord shall have been unable to obtain the permits and approvals necessary to authorize the installation of the Stifel Signage without changing the name of the Building to include the name "Stifel Nicolaus" in some manner, Landlord agrees, upon Tenant's written request, for the limited purposes of permitting only, to change the name of the Building to add the name "Stifel Nicolaus" insofar as necessary to reflect in its permit application to the City for the Stifel Signage that the name of the Building is "One Financial Plaza - Stifel Nicolaus" (the "Name"), provided that:

                   (1) Landlord may discontinue or abandon use of the Name, or otherwise change the name of the Building to omit reference to "Stifel Nicolaus" at any time after issuance or denial of the permits and approvals for the Stifel Signage without rendering the Landlord's Building Signage or any of the Building's other signs nonconforming and without creating any other violation of applicable zoning or other laws, ordinances, statutes or regulations.

                   (2) Landlord shall not be obligated to hold out, present or represent the Name as the name of the Building for any purpose whatsoever other than the permitting purposes herein specified.

                   (3) The use of the Name in such permit application and such permit process shall not result in any detriment, beyond the reasonable control of Landlord, to advertising, management, operations or marketing efforts with respect to the Building, and shall not render the Building in nonconformity with or violation of any applicable zoning or other laws, ordinances, statutes or regulations.

                   (4) The Stifel Signage described in such permit application and such permit process shall conform to paragraphs a, b and c of this Exhibit A-1, or shall be configured in such manner as shall differentiate between the lettering of "One Financial Plaza" and "Stifel Nicolaus" to the reasonable satisfaction of Landlord and Tenant.

              Tenant agrees that, without Landlord's prior written consent, Tenant, its officers, directors, employees, agents or contractors, or anyone else under the control or direction of Tenant, shall not hold out, present or represent the Name as the name of the Building for any purpose whatsoever (including, without limitation, marketing, advertising or address purposes), and shall not include the name of "Stifel Nicolaus" in references to the name of the Building.

              Tenant agrees that, without cost or charge to Landlord, Landlord shall have the right and interest to the use of the name "Stifel Nicolaus" as part of the Name in connection with the Building and the Building name at any time, for the pendency of such permit application and such permit process and thereafter for so long as Landlord shall elect, in its discretion; and Tenant hereby grants such right and interest to Landlord, its successors and assigns, and Tenant further waives all claims for compensation and all restrictions in connection with such grant.

              Tenant agrees to hold harmless and indemnify Landlord, and its officers, members, employees, agents and contractors, against any claims, losses or damages including, without limitation, reasonable attorneys' fees and costs, resulting from the inclusion of the name "Stifel Nicolaus" in the name of the Building for the permitting purposes herein specified.

                                    EXHIBIT B
                              INTENTIONALLY OMITTED
                              ---------------------

                                    EXHIBIT C
                      WORK TO BE PERFORMED IN THE PREMISES
                      ------------------------------------


              The plan submittal and approval process and the related timing, delivery and approval requirements (collectively the "Approval Procedures") are very important to completion of construction in the Premises and the readiness of the Premises for occupancy on the Lease Commencement Date. Each party agrees to comply with the Approval Procedures, as stated in Paragraphs B and C below, in order to prevent a delay in the Lease Commencement Date. In the event that a delay by Tenant in the Approval Procedures should delay the readiness of the Initial Premises for occupancy on the Lease Commencement Date or the readiness of the Subsequently Delivered Premises on April 1, 1999, the Lease shall nevertheless continue in effect, and Rent shall be due and payable on the Rent Commencement Date and thereafter as otherwise set forth in the Lease, and without abatement.

              A. TENANT IMPROVEMENT ALLOWANCE. Up to Twenty-Five and 00/100 Dollars ($25.00) per rentable square foot in the Premises, as acknowledged in accordance with Section 1.8 of this Lease (the "Tenant Improvement Allowance"), to be used only for payment of (i) Tenant's Move Expenses, as defined below, of up to Two and 00/100 Dollars ($2.00) per rentable square foot in the Premises, as acknowledged in accordance with
       Section 1.8 of this Lease (the "Move Expense Sub-Allowance"), and (ii) the Construction Costs, including without limitation, permanently applied improvements in and to the Premises, costs in connection with the related installation of telephone and computer cabling, space planning, demolition work, the preparation of construction drawings, the Six Thousand and 00/100 Dollars ($6,000.00) per floor agreed upon charge, if applicable, with respect to installation of excess electrical voltage capacity pursuant to Section 7.2 of the Lease, the cost of any construction permits related to the foregoing, and construction management fees of Landlord and Tenant. Two percent (2%) of the aggregate Construction Costs shall be paid to Landlord or Landlord's agent for said construction management services and up to two percent (2%) of the Tenant Improvement Allowance may be paid to Tenant's construction management agent. The term "Move Expenses" shall mean moving materials, advertisements, business cards, stationery, phone listings, hiring temporary employees relating to the move, and the like. The Tenant Improvement Allowance shall not, however, be used for the purchase of Tenant's furnishings (other than permanently affixed improvements, such as wallpaper and casework), trade fixtures, equipment or supplies, all of which shall be paid for solely by Tenant, without allowance or reimbursement from Landlord.

              B. PROJECT MANAGERS - CONSTRUCTION BIDS. Landlord and Tenant shall each engage its own construction management agent (the "Project Manager") to take joint construction bids from the following contractors: ISC, Guarantee Interiors, and Niehaus Construction Co. Tenant and Landlord shall each be provided with a copy of each bid and an opportunity to review the same. The contractor for the improvements to the Premises must be jointly approved by Tenant and Landlord or Landlord's Project Manager, and shall be engaged by Landlord. Tenant shall approve the contractor promptly upon request by Landlord, and in any event within four (4) business days after the receipt of the last of the foregoing bids.

              C. APPROVAL PROCEDURES. The following paragraphs set forth the process for approval of the space plan and construction documents:

                             1. Tenant has engaged, with Landlord's approval as
              to the scope of work and the cost of work, a design firm to prepare a space plan for the proposed improvements to the Premises. Landlord shall pay the cost of said space plan, which amount shall not be deducted from the Tenant Improvement Allowance.

                             2. Based on the space plan to be delivered by
              Tenant to Landlord by October 1, 1998 and to be modified by Tenant as reasonably required by Landlord (and revised to incorporate such modifications) by October 5, 1998 (the "Preliminary Space Plan"), Landlord shall commence the preparation of the plans and specifications (the "Construction Documents") necessary to construct the Initial Premises. At or prior to 5:00 p.m. on October 7, 1998, Tenant shall deliver to Landlord a space plan reflecting changes only to that portion of the Premises on the seventh floor of the Building, which shall be modified by Tenant as reasonably required by Landlord (and revised to incorporate such modifications) by 12:00 Noon on October 8, 1998 (the "Final Space Plan"), which Final Space Plan shall be substituted for the Initial Space Plan as the basis for the preparation of the Construction Documents. Landlord shall deliver the Construction Documents to Tenant for review and approval no later than October 19, 1998 (the "Landlord's Plan Submittal Date for Initial Premises"). Tenant shall review the Construction Documents and shall either return the same to Landlord, marked approved or with Tenant's necessary changes indicated no later than October 23, 1998 (the "Tenant's Plan Approval Date for Initial Premises"). In the event that Tenant indicates changes to the Construction Documents, Landlord shall promptly make the indicated changes and return the revised Construction Documents to Tenant for Tenant's review and approval. Tenant shall have five (5) days after receipt of the revised Construction Documents to approve and return to Landlord the Construction Documents. Construction Documents, with or without requested revisions from the Tenant, must be signed by the Tenant (together with the Construction Documents so approved for the Subsequently Delivered Premises, the "Approved Construction Documents") to authorize Landlord to complete the work to the Initial Premises (work on the Initial Premises will not begin until such approval is received by Landlord).

                             Based on the Final Space Plan, Landlord shall
              prepare the Construction Documents necessary to construct the Subsequently Delivered Premises. Landlord shall deliver the Construction Documents to Tenant for review and approval no later than November 2, 1998 (the "Landlord's Plan Submittal Date for Subsequently Delivered Premises"). Tenant shall review the Construction Documents and shall either return the same to Landlord, marked approved or with Tenant's necessary changes indicated no later than November 13, 1998 (the "Tenant's Plan Approval Date for Subsequently Delivered Premises"). In the event that Tenant indicates changes to the Construction Documents, Landlord shall promptly make the indicated changes and return the revised Construction Documents to Tenant for Tenant's review and approval. Tenant shall have three (3) days after receipt of the revised Construction

              Documents to approve and return to Landlord the Construction Documents. Construction Documents, with or without requested revisions from Tenant, must be signed by the Tenant (and shall thereafter constitute Approved Construction Documents) to authorize Landlord to complete the work to the Subsequently Delivered Premises (work on the Subsequently Delivered Premises will not begin until such approval is received by Landlord).

                             3. Within ten (10) days of receipt of the
              applicable Approved Construction Documents, Landlord will provide to Tenant a reasonably detailed breakdown of the cost of the construction of such work ("Construction Costs"). If the Construction Costs and Move Expenses are not in excess of the Tenant Improvement Allowance, Landlord shall proceed promptly with the necessary construction. If the Construction Costs are in excess of the Tenant Improvement Allowance, Landlord will so advise Tenant, detailing the costs and overruns and will permit Tenant a reasonable time (not to exceed seven (7) days from the date of such notice) to revise the Construction Documents to reduce the Construction Costs or approve the Construction Costs with such excess costs payable by Tenant as set forth below.

              D. CONSTRUCTION. In accordance with the Approved Construction Documents, Landlord shall cause the construction of the improvements to the Premises by the Contractor approved by Landlord and Tenant as provided in Paragraph B above. In the event the sum of the Construction Costs and the Move Expenses in an amount not to exceed the Move Expense Sub-Allowance exceeds the Tenant Improvement Allowance, Tenant shall the responsible for payment of all such excess costs, and Tenant shall deposit with Landlord an amount equal to fifty percent (50%) of such excess costs as estimated by or on behalf of Landlord prior to construction commencement, and Tenant shall pay the balance when the Subsequently Delivered Premises are ready for occupancy, as determined by Landlord's architect. No credit shall be given to Tenant if the sum of the Construction Costs and the Move Expenses in an amount not to exceed the Move Expense Sub-Allowance shall be less than the Tenant Improvement Allowance.

              In the event that Tenant requests any modifications to the Approved Construction Documents ("Change Orders"), Tenant, upon written approval from the Landlord of the Change Order, will pay Landlord the total amount of such costs as estimated by or on behalf of Landlord within ten (10) days of Landlord's approval of the Change Order.

              Landlord agrees to furnish all of the material, labor, and equipment for the construction of the improvements to the Premises described in clause (ii) of Paragraph A above (the "Tenant Improvements"). The Tenant Improvements shall be constructed in a good and workmanlike manner in accordance with the Approved Construction Documents and applicable building codes. If the Subsequently Delivered Premises are not ready for occupancy in their entirety but the Subsequently Delivered Premises are partially ready for occupancy during March 1999, Tenant may, but need not, occupy the portion of the Premises that is ready for occupancy, and in the event of such occupancy Tenant shall pay to Landlord the pro rata portion of the full rent and the pro rata portion of the full amount of other obligations to be paid by Tenant under this Lease based upon the portion of the Premises occupied by Tenant as if the Lease Commencement Date had been the date Tenant partially occupied the Premises. Such occupancy shall otherwise be governed by the terms and conditions of this Lease.

              Landlord agrees to provide reasonable cooperation to Tenant in the enforcement by Tenant of any express warranties or guaranties of workmanship or materials given by subcontractors or materialmen that guarantee or warrant against defective workmanship or materials and in the enforcement by Tenant of any service contracts that provide service, repair or maintenance to any item incorporated in the Premises. Such cooperation shall be at no cost to Landlord.

              For purposes of this Lease, the term "ready for occupancy" shall mean that Tenant is able to obtain a certificate of occupancy for the Premises (based upon compliance with all applicable municipal requirements pertaining to construction, but subject to submission and provision of the application and related documentation of any payment of any fees) from applicable governmental authorities. On the date the Subsequently Delivered Premises are ready for occupancy, Landlord shall notify Tenant thereof, and an inspection of the Premises by Tenant, Landlord and the Project Managers shall be conducted as soon as reasonably possible thereafter. During the inspection, a "punch list" of all remaining items to be completed pursuant to the Approved Construction Documents shall be compiled, which punch list items shall be promptly completed thereafter by Landlord under the supervision of the Project Managers. The Premises shall, however, be deemed ready for occupancy notwithstanding the fact that insubstantial details of construction, decoration or mechanical adjustments may remain and notwithstanding the fact that such a "punch list" may be compiled as herein set forth.

                                    EXHIBIT D
                                 BUILDING RULES
                                 --------------


              Tenant's use of the Building and Premises shall be governed by the following rules, which Landlord shall use reasonable efforts to enforce on a uniform basis. Landlord reserves the right to unilaterally amend or add to the rules, and such amendments and additions shall be effective when notice of the same is given to Tenant in the manner provided in the Lease.

              1. Nothing shall be displayed, painted or affixed by Tenant on any part of the exterior or interior of the Building (except within the Premises) without the prior written consent of Landlord, and then only of such color, size, style and material as shall be approved by Landlord. Nothing shall be placed in the Premises which may be visible from the exterior of the Building (including window treatments) without the prior written consent of Landlord.

              2. Landlord shall furnish Tenant with two (2) keys to each door lock for the Premises. Additional keys shall be procured from Landlord and paid for by Tenant. No additional or replacement locks shall be placed on any door of the Premises, and Tenant shall not permit duplicate keys to be made. Tenant shall be solely responsible for the security of all keys to the Premises. All keys furnished to Tenant shall be surrendered to Landlord at the termination of the Term.

              3. If Tenant desires additional wiring connections, Landlord shall direct the electricians as to where the wires are to be introduced and without such directions no boring or cutting for wiring shall be permitted.

              4. Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heat generating device or air conditioning apparatus in or about the Premises or carry on any mechanical business therein. Tenant shall not install any vending machines other than for use by Tenant's employees; however Tenant may install refrigerators, microwaves or coffee makers in the Premises for use solely by Tenant's employees.

              5. The common areas of the Building shall not be obstructed by Tenant or used in any way except for ingress and egress to and from the offices. Tenant shall place no objects outside Tenant's premises.

              6. The bathroom fixtures shall not be used for purposes other than those for which they were constructed. The cost of repairing any damage caused by Tenant resulting from misuse of such fixtures shall be borne by Tenant.

              7. Tenant shall not permit littering of the common areas of the Building.

              8. Tenant shall not make noises, cause disturbances or vibrations or use any electrical or electronic devices or other devices that emit sound or other waves or disturbances or create odors, any of which may be offensive to other tenants of the Building or which would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, and shall not place or install any musical instrument or equipment or any similar device inside or outside the Premises without the prior written consent of Landlord. The use thereof, if permitted, shall be subject to control of Landlord to the end that others shall not be disturbed or annoyed.

              9. Tenant shall not waste utility services and shall cooperate fully with Landlord to assure the most effective operation of the Building's HVAC system and shall not adjust any controls other than thermostats installed for Tenant's use. Tenant shall keep corridor door(s) closed.

              10. Tenant assumes full responsibility for protecting Tenant's space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured.

              11. No animals, birds, bicycles or other vehicles shall be allowed in any part of the Building without the prior consent of Landlord.

              12. Any person or person (other than the janitor of Landlord) who shall be employed for the purpose of cleaning or maintaining the Premises shall be employed at Tenant's cost, subject to the terms of the Lease, and Landlord shall in no way be responsible for any loss of property on or from the Premises, however occurring, by such person.

              13. Tenant shall not accumulate or store on the Premises any waste paper, discarded records, books and paper files, sweepings, rags, rubbish or other combustible matter. Tenant shall not place in any trash receptacle any material which cannot be disposed of in the ordinary course, and Tenant shall keep all trash within Tenant's Premises. All garbage and refuse disposal shall be made in accordance with Landlord's instructions as designated from time to time.

              14. Tenant shall not make any room to room canvass to solicit business from other tenants in the Building and shall not exhibit, sell, or offer to sell, use, rent or exchange any item or service in or from the Premises unless within the Permitted Use.

              15. Landlord reserves the right to exclude from the Building all disorderly persons, persons under the influence of alcohol or a controlled substance, idlers and peddlers, solicitors, and persons entering in crowds or in such unusual numbers as to cause inconvenience to the tenants of the Building.

              16. Any parking spaces included in the Lease shall be used only for the personal automobiles of Tenant and Tenant's employees and guests (no trucks (other than pick-up trucks), motor homes and the like). Landlord reserves the right to designate locations for one or more of such parking spaces. Upon Landlord's request, Tenant promptly shall furnish Landlord the names, vehicle descriptions and vehicle license numbers of each authorized user of Tenant's parking spaces. Tenant shall be liable for all costs and expenses suffered or incurred by Landlord in the towing of illegally parked vehicles of Tenant, Tenant's employees or guests. Landlord shall have no obligation to monitor the use of any such spaces.

              17. Tenant shall comply with all Conditions (as defined in the Lease) in connection with Tenant's use and occupancy of the Premises.

              18. All deliveries to the Premises shall be subject to the reasonable control of Landlord as to place and time of deliveries.

              19. The common areas of the Building are a no smoking area in which no smoking of any kind, including but not limited to cigarettes, cigars, pipes, or any other device, is permitted except in an area specifically designated by Landlord as an area where smoking is permitted. Landlord shall not be responsible for violations of this provision by any Tenant of the Building, Tenant's employees, visitors, contractors, or subcontractors. In the event Landlord seeks to enforce this provision against Tenant, Tenant shall pay all costs and expenses of every kind including, without limitation, all court costs and attorneys fees and charges. In the event Landlord seeks any injunctive relief to prevent violations of this provision of the Lease, Tenant agrees that if a bond is required by the court, that the amount of such bond not exceed $100.00. Landlord further reserves the absolute right to designate the entire areas of the Builders, grounds and Premises as non-smoking.

                                    EXHIBIT E
                          LEASE COMMENCEMENT AGREEMENT
                          ----------------------------


TENANT:               STIFEL FINANCIAL CORP. and STIFEL, NICOLAUS & COMPANY,
                      INCORPORATED

LANDLORD:             EBS BUILDING, L.L.C.

BUILDING:             EDISON BROTHERS BUILDING

PREMISES:             500 Washington Avenue, St. Louis, Missouri


DATE OF ORIGINAL LEASE EXECUTION:   _______________________

              This Lease Commencement Agreement is executed by Tenant and Landlord pursuant to the provisions of the Lease referenced above, and shall be attached thereto and become a part thereof for all purposes.

              1. Tenant hereby acknowledges that it has inspected the Initial Premises and finds same to be substantially complete, in a tenantable condition and now suitable for Tenant's intended use.

              2. Tenant and Landlord hereby agree that all work to be done to the Initial Premises is acceptable and that the only work remaining to be done to the Premises, all of which is of a minor nature, is as follows:______________ ____________________________________ . Such work is the responsibility of
Landlord to complete and said party hereby agrees to promptly undertake the completion of same. Tenant hereby agrees that such work may be completed after it has taken occupancy of the Initial Premises and the term of the Lease has commenced; and further, that Tenant shall not be entitled to any abatement of Tenant's rent or other compensation as a result thereof except as provided in the Lease.

              3. Tenant and Landlord hereby agree, pursuant to Section 3.2 of the Lease, that the actual Commencement Date of the term of the Lease shall be ______________________ and that the rent, as provided for in the Lease, shall commence as of such date, and further, that the Lease will terminate at Midnight (local time) on ____________________, if not otherwise terminated pursuant to the provisions of the Lease.

           Executed this ______________ day of ________________, 19___


TENANT:

STIFEL FINANCIAL CORP.



By:______________________________
    Title:_______________________

Date:____________________________


STIFEL, NICOLAUS & COMPANY, INCORPORATED



By:______________________________
    Title:_______________________

Date:____________________________


LANDLORD:

EBS BUILDING, L.L.C.



By:______________________________



By:______________________________
    Name:________________________
    Title:_______________________

Date:____________________________

                                    EXHIBIT F
                                     FORM 1
                            CONTRACTOR'S LIEN WAIVER
                            ------------------------

STATE OF MISSOURI        )
                         )  SS. WAIVER
CITY OF ST. LOUIS        )


              WHEREAS, _____________________ ("Contractors") has/have been employed by STIFEL FINANCIAL CORP. and STIFEL, NICOLAUS & COMPANY, INCORPORATED, as Tenant of the Premises described below, to perform construction as a general contractor upon the following described premises, to-wit:



("the Premises"), the specific terms and conditions of such employment being governed by that certain Agreement dated the ________ day of __________, 19___, and

              WHEREAS, EBS Building, L.L.C. ("Landlord") is Landlord of the Premises.

              NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Contractor does hereby waive any right it may have to file any and all mechanic's liens, claim of lien or right of lien against Landlord or Landlord's interest in the Premises, provided by the statutes of the State of Missouri, upon the above described Premises or any portion thereof. Further, Contractor hereby acknowledges that Landlord has not contracted for or agreed to pay for the work or materials called for in the contract described above. Contractor agrees to look solely to Tenant or Tenant's interest in the Premises to satisfy any mechanic's lien, right, claim or causes of action which Contractor may have against Tenant arising out of the above referenced contract. Contractor shall obtain a similar waiver and acknowledgment from all subcontractors and suppliers.

             EXECUTED this ___________day of ______________, 19____.

                                            CONTRACTOR:

                                            _________________________________


                                            By:______________________________


Subscribed and sworn to before me this _______ day of ______________, 19___.

My commission expires:______________________________________________


                                      _____________________________Notary Public

                                    EXHIBIT F
                                     FORM 2
                             PARTIAL WAIVER OF LIEN

                      (Subcontractor or Material Supplier)


STATE OF MISSOURI       )
                        )      SS.
CITY OF ST. LOUIS       )

              WHEREAS, ____________________ ("Contractors") has/have been employed by STIFEL FINANCIAL CORP. and STIFEL, NICOLAUS & COMPANY, INCORPORATED, as Tenant of the Premises described below, to perform construction as a general contractor upon the following described premises, to-wit:



("the Premises"), the specific terms and conditions of such employment being governed by that certain Agreement dated the _______ day of _______________, 19_, and

              WHEREAS, under authority of the above mentioned Agreement, _______________ has/have employed _______________________ as a subcontractor material supplier, to perform labor, to furnish materials or to do both upon the Premises or some portion thereof, the specific terms and conditions of such employment being governed by that certain Agreement dated the ________ day of ________________, 19_, and

              WHEREAS, EBS Building, L.L.C. ("Landlord") is Landlord of the Premises.

              NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, subcontractor or material supplier does hereby waive any right it may have to file any and all mechanic's liens, claim of lien or rights of lien against Landlord or Landlord's interest in the Premises, provided by the statutes of the State of Missouri, upon the above described Premises or any portion thereof. Further, subcontractor or material supplier hereby acknowledges that Landlord has not contracted for or agreed to pay for the work or materials called for in the contract described above. Subcontractor or material supplier agrees to look solely to Tenant to satisfy any mechanic's lien, right, claim or cause of action which subcontractor or material supplier may have against Tenant arising out of the above referenced contract.

               EXECUTED this ______ day of ____________, 19___.

                                            SUBCONTRACTOR OR
                                            MATERIAL SUPPLIER:

                                            _________________________________



                                            By:______________________________

                                    EXHIBIT G
                   NONDISTURBANCE AND SUBORDINATION AGREEMENT
                   ------------------------------------------


              This Nondisturbance and Subordination Agreement is made and entered into this _____ day of ____________________, 19___ by and among STIFEL FINANCIAL CORP., a corporation organized and existing under the laws of the State of Delaware, and STIFEL, NICOLAUS & COMPANY, INCORPORATED, a corporation organized and existing under the laws of the State of Missouri (collectively, the "Tenant"), having as Tenant's address for notice purposes 500 Washington Ave., Suite 900, St. Louis, Missouri 63101, Attention: Steve Bushmann, EBS Building, L.L.C., a limited liability company organized and existing under the laws of the State of Delaware (the "Landlord") having as Landlord's address for notice purposes 800 Market Street, Suite 1800, St. Louis, Missouri 63101, Attention:___________________________, and _________________________, a
______________________, organized and existing under the laws of _______________
(the "Mortgagee"), having as Mortgagee's address for notice purposes .
_______________________________________________

WITNESSETH:  That

              WHEREAS, Landlord and Tenant have entered into a certain Office Lease dated _____________________ (the "Lease"), demising to Tenant a portion of the real estate known as the Edison Brothers Building in the City of St. Louis, State of Missouri (the Real Estate");

              WHEREAS, Mortgagee is the holder of a note and deed of trust encumbering the Real Estate (the "Mortgage"); and

              WHEREAS, the parties hereto desire to enter into this Nondisturbance and Subordination Agreement.

              NOW, THEREFORE, for and in consideration of the Premises and the mutual covenants contained herein, the parties hereto stipulate, covenant and agree as follows:

              1. Subordination. The Lease is hereby made subject, junior and subordinate to the Mortgage and to all renewals, modifications, consolidations, replacements and extensions of the Mortgage so that all rights of the Tenant under the Lease shall be subject, junior and subordinate to the rights of the Mortgagee under the Mortgage and to all renewals, modifications, consolidations, replacements and extensions of the Mortgage as fully as if such instruments had been executed, delivered and recorded prior to the Lease, all on the conditions and subject to the other provisions of this Agreement.

              2. Attornment. Tenant agrees to recognize the Mortgagee or any purchaser at a foreclosure sale involving the Mortgage as its landlord under the Lease without the necessity of any other or further attornment than in this paragraph contained (and this paragraph shall be considered an attornment). Tenant hereby waives any and all rights to termination of the Lease by reason of the foreclosure of the Mortgage, and if any court holds the Lease to be terminated by reason of a foreclosure of the Mortgage, this Agreement shall be deemed to be a new lease between the purchaser at such foreclosure, as landlord, and Tenant, as tenant, for the balance of the term of the Lease for the same demised premises at the same rental therein provided and upon the identical terms and conditions as therein provided. Also in the event of any such holding, at the written request of Tenant or the purchaser at the foreclosure, Tenant and such purchaser at foreclosure shall execute and deliver to each other a new lease for the balance of the term of the Lease for the same demised premises at the same rental therein provided and upon the same terms and conditions as therein provided.

              3. Nondisturbance. Mortgagee agrees that so long as the Tenant shall not be in default under the Lease, any foreclosure of the Mortgage (or proceeding in respect thereof) shall not divest, impair, abrogate, modify or otherwise adversely effect the interest and rights of Tenant under the Lease; provided, however, that Mortgagee or any purchaser at a foreclosure sale shall not be: (a) liable for any act or omission of a prior landlord (including the Landlord) (b) subject to any offsets or defenses which Tenant might have against any prior landlord (including the Landlord); (c) bound by any rent or additional rent which the Tenant might have paid more than one month in advance of the date due under the Lease to any prior landlord (including the Landlord for any period beyond the month in which the foreclosure occurs; or (d) bound by any agreement or modification of the Lease without the consent of the Mortgagee.

              4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns, including any purchaser at a foreclosure sale.

              5. Governing Law. This Agreement shall be governed by the laws of the State of Missouri.

              IN WITNESS WHEREOF, the undersigned have executed and delivered this Nondisturbance and Subordination Agreement as of the day and year first above written.

TENANT:

STIFEL FINANCIAL CORP.



By:_____________________________________
    Title:______________________________

Date:___________________________________


STIFEL, NICOLAUS & COMPANY, INCORPORATED



By:_____________________________________
    Title:______________________________

Date:___________________________________

LANDLORD:

EBS BUILDING, L.L.C.



By:_____________________________________
    Name:_______________________________
    Title:______________________________

Date:___________________________________


MORTGAGEE:



By:_____________________________________
    Title:______________________________

Date:___________________________________

                                    EXHIBIT H
                           LEASE ESTOPPEL CERTIFICATE
                           --------------------------


LEASE DATE:    _______________________________________

LANDLORD:      EBS Building, L.L.C.

TENANT:        STIFEL FINANCIAL CORP. AND STIFEL, NICOLAUS &
               COMPANY, INCORPORATED

PREMISES:      Suite _____, Edison Brothers Building

AREA:          85,000 Square Feet

MORTGAGEE/
PROSPECTIVE
PURCHASER:     _______________________________________

              The undersigned Tenant in the above Lease hereby certifies to Mortgagee and to Landlord as follows:

              1. That the term of the Lease commenced on _________________, 19___, and that Tenant is in full and complete possession of the Premises demised under the Lease and has commenced full occupancy and use of the Premises, such possession having been delivered by Landlord and having been accepted by Tenant.

              2. That the Lease calls for Monthly Base Rent Installments of $__________ to date, and in addition, Tenant is paying an adjustment to Annual Base Rent in the amount of $__________ per month which commenced to accrue on _____________________, 19___.

              3. That no advance rental or other payment has been made in connection with the Lease except rental for the current month, and the Rent has been paid to and including ____________________, 19___.

              4. That all of the obligations and conditions under the Lease to be performed to date by Landlord or Tenant have been satisfied, free of defenses and setoffs, including all construction work in the Premises; except as follows:

              5. That the Lease is a valid lease and in full force and effect and represents the entire agreement between the parties, that there is no existing default on the part of Landlord or Tenant in any of the terms or conditions thereof, and no event has occurred which, with the passing of time or the giving of notice or both, would constitute an event of default, except as follows, and that said Lease: (check one as appropriate)


     (_____)     Has not been amended, modified, supplemented, extended, renewed or assigned.

     (_____)     Has been amended, modified, supplemented, extended, renewed or assigned as follows by the following described agreements:

              6. That the Lease provides for a term of __________ months and the term of the Lease expires on __________________, 19___.

              7. There is no action, voluntary or involuntary, pending against Tenant under the bankruptcy laws of the United States or any state thereof.

              8. That this Certificate is being made knowing that the Mortgagee and Landlord are relying upon the representations made herein.

              9. This Certificate may be relied upon by the prospective purchaser's mortgage as if addressed thereto.

              IN WITNESS WHEREOF, the undersigned Tenant has executed this Lease Estoppel Certificate as of the _____ day of ___________________, 19___.

TENANT:

STIFEL FINANCIAL CORP.


By:_____________________________________
    Title:______________________________

Date:___________________________________


STIFEL, NICOLAUS & COMPANY, INCORPORATED


By:_____________________________________
    Title:______________________________

Date:___________________________________

                                    EXHIBIT I
                             TWELFTH FLOOR EXPANSION
                             -----------------------

                                 ADDENDUM NO. 1

                         ATTACHED TO AND MADE A PART OF

                         LEASE DATED SEPTEMBER 30, 1998

                   BETWEEN EBS BUILDING, L.L.C., AS LANDLORD,

                         AND STIFEL FINANCIAL CORP. AND

               STIFEL, NICOLAUS & COMPANY, INCORPORATED, AS TENANT


              23.31. TENANT AMENITIES. Tenant shall have the right, upon prior written notice to Landlord and subject to availability, upon the payment of an hourly rate of Twelve and No/100 Dollars ($12.00), not to exceed One Hundred and No/100 Dollars ($100.00) per day to Landlord, to use the Building's meeting rooms located on the second floor of the Building and currently named the "Harvard" and "Founders" rooms, in common with other users designated by Landlord, as the same may be available from time to time, to be billed by Landlord on a monthly basis and payable by Tenant within thirty (30) days of receipt of Landlord's invoice. Throughout the Term such rooms shall be maintained and configured in a manner reasonably determined by Landlord to afford substantially equivalent finish and utility to the level of finish and utility offered by such rooms as of the date of this Lease. Landlord reserves the right to increase the foregoing hourly or per diem rate at any time and from time to time, which increase shall not exceed three percent (3%) per year. The use of such rooms shall be subject to such reasonable rules and regulations as may be promulgated by Landlord at any time and from time to time (which Landlord shall use reasonable efforts to enforce in a non-discriminatory manner). Tenant hereby guarantees usage of at least one hundred fifty (150) "meeting room days" per calendar year, and to the extent Tenant's usage of and payments for usage of the meeting rooms fall below such guaranteed minimum in any calendar year during the Term, after the end of the relevant calendar year(s) within thirty (30) days of receipt of Landlord's invoice Tenant shall pay Landlord the per diem rate times the number of "meeting room days" less than one hundred fifty (150) on which Tenant shall have used and paid for usage of the meeting rooms. Tenant shall provide written notice to Landlord and Landlord's Building manager not less than fifteen (15) nor more than forty-five (45) days prior to each day on which it proposes to use either or both of the "Harvard" and "Founders" rooms pursuant to the right and license set forth in this Section 23.31; in the event the requested room(s) are not available and are not subsequently made available to Tenant by Landlord on the date requested by Tenant, Tenant's payment obligation to Landlord with respect to the guaranteed minimum "meeting room days" usage for the then current calendar year shall be reduced by the per diem charge for each such day.

              23.32. STORAGE AREA. Landlord hereby leases unto Tenant and Tenant hereby accepts from Landlord approximately 4,200 useable square feet of storage space located on the seventh floor of the Building, and designated as Storage Space S-1A (the "Storage Area"), all as outlined on the floor plan attached hereto as Exhibit A. The Storage Area shall be made available to Tenant on or prior to April 1, 1999. The annual rent for the Storage Area shall be Thirty Three Thousand Six Hundred Dollars ($33,600.00), payable in equal monthly installments of Two Thousand Eight Hundred Dollars ($2,800.00) each and shall be added to Tenant's Annual Base Rent obligations hereunder. The Storage Area shall be delivered to Tenant in its "as is" condition. Tenant agrees that the Storage Area may be used only for the storage (and not any use or operation) of furniture, office equipment, supplies and boxes and may not be used for storage of any dangerous or noxious materials or the operation of computer equipment. Tenant's use of the Storage Area shall be in full compliance with the applicable provisions of the Lease. The term of the lease of the Storage Area shall expire concurrent with the expiration of the Term of the Lease, unless otherwise earlier terminated by agreement of the parties. Landlord reserves the right to relocate the Storage Area pursuant to Section 3.4 of the Lease.

              23.33. RENEWAL OPTION. Provided that this Lease is in full force and effect and Tenant is not in default hereunder, Tenant shall have the option to extend the Term of this Lease on the same terms, conditions and provisions as contained in this Lease, except as otherwise expressly provided herein, for two
(2) periods of five (5) years each (each, an "Extension Period"). If exercised in accordance herewith, the Extension Period shall commence on the first (1st) day after such scheduled Lease Expiration Date or on the first day after the expiration of the first Extension Period, as the case may be (hereinafter referred to in this Section 23.33 as the "Expiration Date") and the rental rate shall be at the then prevailing market base rent for comparable quality space in similar class buildings in the Downtown St. Louis Business District, taking into account all rental terms such as free rent, moving allowances, allowances for tenant improvements, step rent structure, base years for operating expense and tax escalation, and lease commissions, if any (the "Prevailing Market").

              The renewal option may only be exercised in accordance with the procedures set forth herein. As a prerequisite to Tenant's right so to extend the Term of this Lease, not less than fifteen (15) months prior to the Expiration Date, Tenant shall, by written notice to Landlord (the "Preliminary Notice"), notify Landlord of Tenant's preliminary intent to exercise such renewal option and request that Landlord determine the Prevailing Market rate for the Premises as it would be during the Extension Period. Within thirty (30) days following Landlord's receipt of the Preliminary Notice, Landlord will notify Tenant of such Prevailing Market rate as reasonably determined by Landlord. Not less than twelve (12) months prior to the Expiration Date, Tenant may, by written notice to Landlord ("Extension Notice"), then elect to exercise Tenant's option to extend the Term of the Lease. If Tenant shall fail to give any such Extension Notice, Tenant's right to exercise such option and all subsequent options shall cease and be void. Additionally, if the option to extend the Lease Term is not exercised in the aforesaid manner, the Lease Term and Tenant's rights hereunder and its rights to occupy and possess the Premises shall expire on the Expiration Date (i.e., the scheduled Lease Expiration Date or the end of the first Extension Period, as the case may be).

              In the event Tenant disagrees with Landlord's determination of such Prevailing Market rate, then within no more than fifteen (15) days after Tenant receives Landlord's determination of such rate Tenant shall give Landlord notice of its desire to arbitrate such rate, which notice shall be accompanied by the identity of an arbitrator appointed by Tenant. Thereafter, Landlord shall have fifteen (15) days in which to appoint its arbitrator, and within fifteen
(15) days after the appointment of Landlord's arbitrator the two arbitrators theretofore appointed shall appoint a third arbitrator. After such third appointment, the three arbitrators thus elected shall have thirty (30) days in which to establish the Prevailing Market rate as defined above in dispute between Landlord and Tenant, which determination shall be final and binding upon the parties hereto. Each arbitrator appointed hereunder shall be a licensed real estate broker with experience in office space leasing, and no such arbitrator shall have any other existing contractual relationship with either party hereto. Landlord and Tenant shall pay the fees of their respectively appointed arbitrators and the fee of the third arbitrator shall be shared equally by

Landlord and Tenant. In the event base rental is to be paid in accordance with the Prevailing Market rate and such Prevailing Market rate is then subject to dispute or arbitration as provided herein, Tenant shall nevertheless pay an amount of base rental equal to the Prevailing Market rate as determined by Landlord during the pendency of any such dispute or arbitration; provided that Landlord shall promptly refund any amounts subsequently determined to have been overpaid by Tenant.

              23.34. EXPANSION OPTION. Provided that this Lease is in full force and effect and Tenant is not in default hereunder beyond any applicable cure period, Tenant shall have the right to lease and occupy additional space in the Building as follows:

                     a. SEVENTH FLOOR EXPANSION. Tenant shall have the right to lease and occupy, during the first two (2) years of the Term of the Lease, all or a portion of the remainder of the seventh floor of the Building "Seventh Floor Expansion", provided that the portion of the seventh floor not leased and occupied by Tenant after the exercise of the foregoing option must be configured and located so as to be leaseable to third parties in accordance with customary market terms and reasonably acceptable to Landlord (the "Seventh Floor Expansion") and such term shall expire coterminously with the Lease. Tenant may exercise this right only by giving Landlord at least one hundred twenty (120) days prior written notice and Tenant shall receive possession of said additional space upon completion of the tenant improvements for such additional space. Annual Base Rent for the Seventh Floor Expansion shall be charged at the rate per rentable square foot then in effect for the Premises times the number of rentable square feet occupied by Tenant in the Seventh Floor Expansion, which rate shall increase annually pursuant to the terms of Section 1.11 of the Lease. Tenant's rent obligations with respect to the Seventh Floor Expansion shall commence upon substantial completion of the improvements to be constructed by Landlord thereto pursuant to this paragraph and the tender of possession thereof by Landlord to Tenant. In addition, Tenant's Proportionate Share shall be adjusted to reflect the Seventh Floor Expansion, with all other terms of the Lease to remain the same. Landlord and Tenant hereby agree to execute an amendment to the Lease reflecting the additional space and other adjustments set forth in this Section 23.34.a. The number of rentable square feet encompassed by the Seventh Floor Expansion shall be determined in accordance with the procedures utilized in Section 1.8 of the Lease with regard to that portion of the Premises which is situated on the Seventh Floor of the Building as of the date of the Lease. Landlord shall provide Tenant with a tenant improvement allowance for the Seventh Floor Expansion in an amount equal to $15.00 per rentable square foot of the Seventh Floor Expansion. The improvements to be constructed in the Seventh Floor Expansion shall be designed and constructed in accordance with the procedure set forth in Exhibit C (excluding paragraph C.1. thereof). Any costs incurred by Landlord in excess of the foregoing allowance shall be paid by Tenant to Landlord within thirty (30) days of Tenant's receipt of Landlord's invoice therefor. Notwithstanding the foregoing, Landlord shall, during the first two (2) years of the Term of the Lease, have the right to lease all or a portion of the Seventh Floor to a tenant that also makes to Landlord a bona fide offer to lease and occupy the entire Sixth Floor of the Building; provided, however, that Landlord shall notify Tenant, in writing, of any such bona fide offer and Tenant shall thereafter have ten (10) business days to exercise the option for the Seventh Floor Expansion, which Seventh Floor Expansion shall encompass up to all rentable square footage on the Seventh Floor but not less than the space set forth in the bona fide offer, which Tenant shall thereafter lease from Landlord pursuant to the terms of this Section 23.34.a or otherwise permit Landlord to lease said space free and clear of the option granted in this Section 23.34.a. The foregoing option is a continuous option and shall apply to each such bona fide offer received by

Landlord during the first two (2) years of the Term of the Lease. In the event Tenant exercises such option, Landlord shall have the right to substitute comparable space which is contiguous to that portion of the Premises which is situated on the seventh floor of the Building for the space which was the subject of the bona fide offer.

                     b. TWELFTH FLOOR EXPANSION. Tenant shall have the right to lease and occupy approximately 5,900 rentable square feet located on the Twelfth Floor of the Building depicted on Exhibit I to this Lease (the "Twelfth Floor Expansion"), which option may be exercised only in writing on or before December 31, 1999, with occupancy available in its "as is" condition on May 1, 2001, and the term for such space shall expire coterminously with the Lease. Annual Base Rent for the Twelfth Floor Expansion shall be charged at the Prevailing Market rate determined in accordance with the provisions of Section 23.33 above. In addition, Tenant's Proportionate Share shall be adjusted to reflect the Twelfth Floor Expansion, with all other terms of the Lease to remain the same. Landlord and Tenant hereby agree to execute an amendment to the Lease reflecting the additional space and other adjustments set forth in this Section 23.34.b. and Landlord and Tenant hereby stipulate and agree that the Twelfth Floor Expansion contains 5,900 rentable square feet. Any improvements to the Twelfth Floor Expansion shall be made strictly in accordance with the provisions of Article 11 of the Lease.

              23.35. BUILDING NAME CHANGE. Landlord shall, within six (6) months of the date of the Lease, change the name of the Building to "One Financial Plaza", subject to confirmation of the availability of the name "One Financial Plaza", and subject to Landlord's right to take such longer time as shall be reasonably necessary to change the signage and other Building name identification on or in connection with the Building in a manner that shall not conflict with the provisions of Section 23.24 of the Lease. Otherwise, Landlord's right to change the name of the Building shall be governed by Article 10 of the Lease.

              23.36. NON-COMPETE. No other tenant leasing and occupying premises within the Building will be allowed by Landlord to advertise the sale or issuance of securities from the first floor common areas of the Building or from first floor leased premises visible from the first floor common areas or exterior of the Building (provided that for purposes of this prohibition the term "securities" shall not be considered to include certificates of deposit and similar bank accounts customarily sold or issued in connection with retail and commercial banking operations). No other tenant leasing and occupying premises within the first floor of the Building will be allowed by Landlord to use its leased premises for the sale or issuance of securities (subject to the same proviso set forth in the preceding sentence). Except for the prohibitions expressly set forth in the preceding two sentences and elsewhere in this Lease, Landlord shall be unrestricted in the leasing and use of space within the Building and in the placement of signage and advertisement in, on or about the Building.





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